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                                                                    EXHIBIT 10.3

         NOTE PURCHASE AGREEMENT dated as of August 4, 1998, among DIAMETRICS MEDICAL, INC., a Minnesota corporation (the "Company") and each of the persons whose signatures appear under the heading "Purchasers" on the signature pages hereto (each, a "Purchaser" and collectively, the "Purchasers").

         The Company desires to issue and sell an aggregate of $7,300,000 principal amount of 7% Convertible Secured Notes due 2003 substantially in the form of Exhibit 1 attached hereto. The Notes (defined below) will be convertible at the option of the holders thereof into shares of Common Stock (the "Conversion Shares") at a conversion price of $8.40 per share, subject to adjustment. The Notes will be offered and sold to the Purchasers without being registered under the Securities Act of 1933, as amended, in reliance upon an exemption therefrom.

         Holders (including subsequent transferees) shall have registration rights as set forth in the Common Stock Purchase Agreement (defined below) for so long as the Conversion Shares are Registrable Securities (as defined in the Common Stock Purchase Agreement).

         Accordingly, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         As used in this Agreement, the following terms shall have the meanings specified below:

         "Affiliate" of any person means (i) any person that, directly or indirectly, is in control of, is controlled by, or is under common control with such person or (ii) any person who is a director or officer (A) of such person,
(B) of any Subsidiary of such person or (C) of any person described in clause
(i) above. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Board" means the Board of Directors of the Company or any committee of such Board of the Company duly authorized to act for such Board.

         "Business Day" means each day other than a Saturday, a Sunday or any other day on which banking institutions in the State of Minnesota are authorized or obligated by law or executive order to be closed.

         "Capitalized Lease Obligations" means all monetary obligations of the Company or any Subsidiary under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and the documents referred to herein, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of

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rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

         "Closing" and "Closing Date" have the meanings specified in Section
7.1.

         "Common Stock" means the common stock of the Company, par value $.01 per share.

         "Common Stock Purchase Agreement" means that certain Common Stock Purchase Agreement dated June 30, 1998 by and among the Company and the purchasers signatory thereto relating, among other things, to the issuance of 2,142,858 shares of Common Stock and warrants for the purchase of an additional 714,286 shares of Common Stock.

         "Company" has the meaning specified in the preamble.

         "Consolidated Tangible Net Worth" means consolidated net worth less goodwill and intangible assets, as shown on the latest audited consolidated balance sheet of the Group from time to time filed with the Securities and Exchange Commission.

         "Conversion Shares" has the meaning specified in the preamble.

         "Conversion Price" has the meaning specified in Section 5.6.

         "Current Market Price" means the average of the last reported sale prices per share for the ten consecutive Trading Days (as defined below) preceding the date of such computation. The last reported sale price for each day shall be (i) the last sale price, or the closing bid price if no sale occurred, of the Common Stock on the principal securities exchange on which the Common Stock is listed, (ii) if not listed as described in clause (i), the last reported sale price of the Common Stock on the Automated Quotation System of the National Association of Securities Dealers, Inc. (the "NASDAQ System"), or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (iii) if not quoted as described in clauses
(i) or (ii), the mean of the high and low bid quotations for the Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted bid quotations for the Common Stock on at least five of the ten preceding days. If the Common Stock is quoted on a national securities or central market system, in lieu of a market or quotation system described above, the last reported sale price shall be determined in the manner set forth in clause (iii) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause (i) of the preceding sentence if actual transactions are reported. If none of the conditions set forth above is met, the last reported sale price of the Common Stock on any day or the average of such last reported sales prices for any period shall be the fair market value of such class of stock as determined by a member firm of the New York Stock Exchange, Inc. selected by the Company. As used herein the term "Trading Days" means (x) if the Common Stock is quoted on the NASDAQ System or any similar system of automated dissemination of quotations of securities prices, days on which trades may be made on such system, or (y) if not quoted as described in clause (x), days on which quotations are reported by the National Quotation Bureau Incorporated, or (z) if the Common

                                      - 2 -
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Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business.

         "Debt" of any person means, without duplication, all (i) liabilities or obligations, direct and contingent, which liabilities or obligations would, in accordance with GAAP, be included in determining total liabilities as shown on the liability side of a balance sheet of such person at the date as of which Debt is to be determined, including, without limitation, (a) contingent liabilities which, in accordance with such principles, would be set forth in a specific dollar amount on the liability side of such balance sheet, and (b) Capitalized Lease Obligations of such person, (ii) liabilities or obligations of others for which such person is directly or indirectly liable, by way of Guarantee or otherwise whether or not such liabilities would, in accordance with GAAP, be included in determining total liabilities as shown on a balance sheet, including, without limitation, obligations in respect of interest rate exchange, swap, cap and other agreements or arrangements designed to provide protection against fluctuation in interest rates, (iii) liabilities or obligations secured by Liens on any assets of such person, whether or not such liabilities or obligations shall have been assumed by it, (iv) liabilities and obligations of such person, direct or contingent, with respect to letters of credit issued for the account of such person and bankers acceptances created for such person and
(v) any amendments, renewals, extensions, modifications, refundings or refinancings of any obligation or indebtedness described in clauses (i) through
(iv) above.

         "Default" means any event that is, or after passage of time or the giving of notice (or both) would be, an Event of Default.

         "Default Interest" means interest in accordance with Section 3.2 of the Note.

         "Detachable Warrant" or "Detachable Warrants" has the meaning specified in Section 4.4.

         "DML" means Diametrics Medical, Ltd., an English company.

         "Equity Interest" means any and all shares, interests (beneficial or otherwise), participations, or other equivalents (however designated) in a person, and any and all warrants, options or other rights to acquire any of the foregoing.

         "Event of Default" means any event specified in Section 8.1 of this Agreement, continued for the period of time, if any, and after the giving of the notice, if any, designated in such Section 8.1.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar or successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

         "Exchange Ratio" means the relationship expressed as a ratio of the number of shares of common stock of a surviving corporation to be received by the holders of Common Stock in

                                      - 3 -
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exchange for each share of Common Stock pursuant to a type of merger or consolidation described in Section 4.4(a) hereof.

         "GAAP" means generally accepted accounting principles as of the date of this Agreement consistently applied and in accordance with past practices.

         "Governmental Authority" means any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or other court or arbitrator, in each case whether of the United States or a foreign jurisdiction.

         "Guarantee" means any obligation, contingent or otherwise, of any person directly or indirectly guaranteeing any Debt or other obligation of any other person and any obligation, direct or indirect, contingent or otherwise of such person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation of such other person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

         "Holder" means each person in whose name a Note is registered on the Register or who is a registered holder of any Conversion Shares or the holder of a Detachable Warrant, as the case may be.

         "Indemnified Persons" has the meaning specified in Article XII.

         "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind whatsoever (including any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of any financing statement under the Uniform Commercial Code in any jurisdiction in connection with the creation of a security interest).

         "NASDAQ" or "NASDAQ System" have the meanings specified in the definition of Current Market Price.

         "Notes" means the Notes, substantially in the form of Exhibit 1 hereto, executed and delivered pursuant to Section 4.1 hereof. The term "Note" or "Notes" as used herein shall include each note delivered pursuant to any provision of this Agreement and each note delivered in substitution or exchanged for any such note, in any case which is at the time outstanding.

         "Officer" of any corporation means the Chairman of the Board, the President, any Vice President (regardless of designation), the Treasurer, the Secretary, the Assistant Secretary or the Assistant Treasurer of such corporation.

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         "Officer's Certificate" means a certificate signed in the name of the
Company by its Chairman of the Board, its President, one of its Vice Presidents or its Treasurer.

         "person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

         "Purchaser" or "Purchasers" has the meaning specified in the preamble.

         "Redemption Date" has the meaning specified in Section 4.3.

         "Redemption Event" means (i) the sale of all or substantially all of the Company's assets to a person or any group (as defined in clause (iii) of this definition) of persons in a single transaction or a series of transactions,
(ii) the consummation of any consolidation or merger involving the Company pursuant to which (A) the Company is not the continuing or surviving corporation (other than a consolidation or merger with a wholly-owned subsidiary in which all of the Common Stock outstanding immediately prior to the effectiveness thereof is changed into or exchanged for the same consideration) or (B) the Common Stock is converted into cash, securities and other property, except, in the case of each of the immediately preceding clauses (A) and (B), a consolidation or merger involving the Company pursuant to which the holders of the issued and outstanding Common Stock immediately prior to such transaction own or control, directly or indirectly, a majority of the common stock of the continuing or surviving corporation immediately following such consolidation or merger, or (iii) any person or any persons acting together which would constitute a "group" for the purposes of Section 13(d) of the Exchange Act, together with any affiliates thereof, shall beneficially own (as defined in Rule 13d-3 of the Exchange Act) or control, directly or indirectly, at least 50% of the total Voting Power of all classes of Equity Interests entitled to vote generally in the election of directors of the Company.

         "Register" means the register maintained pursuant to Section 11.3.

         "SEC" means the Securities and Exchange Commission or any other Governmental Authority at the time administering the Securities Act or the Exchange Act.

         "Securities Act" means the Securities Act of 1933, as amended, and any similar or successor federal statute, and the rules and regulations of the SEC thereunder all as of the same may be in effect at the time.

         "Security Documents" means a mortgage of shares executed by the Company in favor of the Holders or their agent or trustee for their benefit in form and substance reasonably satisfactory to the Purchasers, together with any other security documents or instruments from time to time executed by the Company in connection with its obligations hereunder.

         "Subsidiary" of any person (a "Parent") means any corporation or other entity at least a majority of the outstanding Voting Power of which is at the time owned or controlled directly or indirectly by the Parent, or one or more Subsidiaries or by the Parent and one or more

Subsidiaries. Unless the context otherwise requires all references to a Subsidiary or Subsidiaries shall refer to those of the Company.

         "Tax" or "Taxes" means any and all taxes, fees, levies, duties, tariffs, imposts, and other charges of any kind (together with any and all interest, penalties, additions to Tax and additional amounts imposed with respect thereto) imposed by any government or taxing authority, including, without limitation: taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, or gains taxes; license, registration and documentation fees; and customs duties, tariffs, and similar charges.

         "Trading Day" has the meaning specified in the definition of Current Market Price.

         "Voting Power" means voting securities or other voting interests ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors or persons performing substantially equivalent tasks and responsibilities.

         "Warrant Registration Rights Agreement" means the registration rights agreement to be dated the Closing Date, substantially in the form of Exhibit 2 hereto, relating to the Detachable Warrants.

         In this Agreement and the Notes the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments shall be deemed to include all amendments thereto or changes therein entered into in accordance with their respective terms but only to the extent to which such amendments or changes are not prohibited by the terms of this Agreement; references to persons include their permitted successors and assigns; "including" means including, without limitation; "or" is not exclusive; "day" means a calendar day unless otherwise specified; and an accounting term not otherwise defined has the meaning assigned to it, and all determinations involving any such term required to be made herein shall be made, in accordance with GAAP.


                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         As of the date hereof and as of the Closing Date, the Company represents and warrants to each of the Purchasers as follows:

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         Section 2.1 Incorporation by Reference of the Company's Representations
and Warranties in the Common Stock Purchase Agreement. All of the representations and warranties of the Company set forth in Section 4 of that certain Common Stock Purchase Agreement are hereby incorporated by reference for the benefit of the Purchasers as if set forth herein in full.

         Section 2.2 Exemption from Registration. The purchase and sale of the Notes pursuant hereto are exempt from the registration requirements of the Securities Act. No form of general solicitation or general advertising was used by the Company in connection with the offer and sale of the Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof. The Company agrees that neither it, nor anyone acting on its behalf, will offer the Notes so as to bring the issuance and sale of the Notes within the provisions of Section 5 of the Securities Act nor offer any similar securities for issuance or sale to, or solicit any offer to acquire any of the same from, or otherwise approach or negotiate with respect thereto with, anyone if the sale of the Notes and any such securities would be integrated as a single offering for the purposes of the Securities Act, including, without limitation, Regulation D thereunder.


                                   ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

         As of the date hereof and as of the Closing Date, each Purchaser severally (but not jointly) represents and warrants to the Company as follows:

         Section 3.1 Private Placement. (a) Each Purchaser understands and acknowledges that the Company has informed such Purchaser that:

                  (i) the Notes have not been registered under the Securities Act and the Notes, any securities into which the Notes are converted or any securities issued upon redemption of the Notes must be held indefinitely unless they are subsequently registered under the Securities Act or such sale is permitted pursuant to an available exemption from such registration requirement;

                  (ii) the offering and sale of the Notes is intended to be exempt from registration under the Securities Act by virtue of the provisions of
Section 4(2) of the Securities Act; and

                  (iii) there is no existing public or other market for the Notes and there can be no assurance that any Purchaser will be able to sell or dispose of the Notes.

                  (b) Each Purchaser represents and warrants to the Company that:

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                  (i) the Notes to be acquired by it pursuant to this Agreement are being acquired for its own account not as a nominee or agent for any other person and without a view to the distribution of such Notes or any interest therein in violation of the Securities Act;

                  (ii) the Purchaser is an "Accredited Investor" as such term is defined in Regulation D under the Securities Act and has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Notes, and such Purchaser is capable of bearing the economic risks of such investment; and

                  (iii) the Purchaser has been provided, to its satisfaction, the opportunity to ask questions concerning the terms and conditions of the offering and sale of the Notes has had all such questions answered to its satisfaction and has been supplied all additional information deemed necessary by it to verify the accuracy of the information furnished to it.

         Section 3.2 Transferees Bound. Each Purchaser understands and acknowledges with the Company that the Company will not issue or transfer any Notes, any securities into which the Notes are converted or any securities issued upon redemption of the Notes unless the person to whom they are being issued or transferred shall first state in a writing deposited with the secretary of the Company the provisions of Section 3.1 hereof.


                                   ARTICLE IV

                         SALE; REPAYMENT AND REDEMPTION

         Section 4.1 Sale of the Notes. At the Closing, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Purchaser, and each Purchaser agrees to purchase from the Company the principal amount of Notes set forth opposite such Purchaser's name on Schedule 1 attached hereto at a purchase price of 100% of such principal amount, payable by wire transfer of same day funds on the Closing Date as provided in Section 7.1. The obligations of each Purchaser shall be several and not joint and no Purchaser shall be liable for the acts or omissions of any other Purchaser.

         Section 4.2 Interest on the Notes. Subject to applicable law, interest on each Note and Default Interest shall accrue and be payable as provided in such Note.

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         Section 4.3 Redemption Event.

                  (a) Upon the occurrence of a Redemption Event each Holder shall have the right to require that the Company repurchase all or any portion of such Holder's Notes (equal to $1,000 or any integral multiple thereof) at a repurchase price in cash equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase (the "Redemption Date"), in accordance with Section 4.3(b).

                  (b) Within five days following any Redemption Event, the Company shall mail a notice to each Holder stating:

                  (i) that a Redemption Event has occurred and that such Holder has the right to require the Company to redeem such Holder's Notes at a repurchase price in cash equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase;

                  (ii) the circumstance and relevant facts regarding such Redemption Event;

                  (iii) the Redemption Date (which shall be no earlier than five days nor later than ten days from the date such notice is mailed); and

                  (iv) the instructions determined by the Company consistent with this Section, that a Holder must follow in order to have its Notes repurchased.

                  (c) Holders electing to have a Note or Notes repurchased will be required to surrender such Note or Notes, with an appropriate form duly completed, to the Company at the address specified in the notice at least two Business Days prior to the Redemption Date. Holders will be entitled to withdraw their election if the Company receives not later than three Business Days prior to the Redemption Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note which was delivered for redemption by the Holder and a statement that such Holder is withdrawing his election to have such Note redeemed.

                  (d) On the Redemption Date, all Notes redeemed by the Company under this Section shall be delivered to the Company for cancellation, and the Company shall pay the redemption price plus accrued and unpaid interest, if any, to the Holders entitled thereto.

         Section 4.4 Non-Cash Mergers or Consolidations. (a) In addition to, and not in limitation of, the rights of the Holders pursuant to Section 4.3 above, upon the occurrence of a merger or consolidation which constitutes a Redemption Event pursuant to which the holders of Common Stock receive non-cash consideration consisting of Equity Interests, Holders who exercise their rights pursuant to Section 4.3 shall also receive detachable warrants (the "Detachable Warrants") issued by the surviving corporation substantially in the form attached hereto as Exhibit 3 to purchase for each $1,000 in principal amount of the Notes that amount of Equity Interests of the surviving corporation equal to that amount of Equity Interests received in the merger or consolidation in respect of one share of Common Stock multiplied by a fraction

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where the numerator is 1000 and the denominator is the Conversion Price then in effect. The exercise price of the Detachable Warrants per unit of Equity Interests shall be equal to $1,000 divided by the number of units of Equity Interests receivable per $1,000. The term of the Detachable Warrants shall be equal to the remaining term of the Notes immediately prior to the consummation of the merger or consolidation giving rise to the rights of the Holders under this Section 4.4. Holders of the Detachable Warrants shall have the registration rights set forth in the Warrant Registration Rights Agreement. The delivery to the Holders of a legal, valid and enforceable Warrant Registration Rights Agreement shall be a non-waivable closing condition of the Company in any transaction entitling the Holders to receive Detachable Warrants pursuant hereto.

                  (b) Upon the occurrence of a Redemption Event described in
Section 4.4(a), the Company shall supplement the notice to be provided to Holders under Section 4.3(b) above, to include the following additional information:

                  (i) that the Redemption Event which has occurred entitles the Holders to receive Detachable Warrants pursuant to Section 4.4(a) of this Agreement;

                  (ii) the number of Detachable Warrants to which each Holder is entitled per $1,000 of face amount of Notes outstanding;

                  (iii) the then current exercise price of the Detachable Warrants per share of common stock of the surviving corporation; and

                  (iv) instructions determined by the Company consistent with
Section 4.4 hereof, that a Holder must follow in order to receive the Detachable Warrants to which the Holder is entitled and the Warrant Registration Rights Agreement.

                  (c) Holders electing to receive the Detachable Warrants pursuant to Section 4.4(a) hereof must comply with the requirements of Section
4.3 with respect to the redemption of their Notes, and such Holders shall receive the Detachable Warrants and Warrant Registration Rights Agreements concurrently with their receipt of the redemption price pursuant to Section 4.3(c) against surrender to the Company of the Notes to be redeemed.

                  (d) In the event that the consideration for a merger or consolidation which constitutes a Redemption Event is a combination of cash and non-cash consideration, then the percentage of the aggregate dollar amount of outstanding principal and accrued interest on the Notes for which Holders may receive Detachable Warrants pursuant to Section 4.4(a) shall be equal to that percentage of the total merger or consolidation consideration to be received by holders of the common stock represented by the non-cash portion of such consideration.

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                                    ARTICLE V

                                   CONVERSION

         Section 5.1 Conversion. Subject to and upon compliance with the provisions of this Article V and subject to Section 4.4 hereof, the Holder of any Notes shall have the right, at its option, at any time, to convert any Note or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000 into fully paid and nonassessable shares of Common Stock at the conversion price of $8.40 per share of Common Stock subject to adjustment as set forth below, by surrendering the Notes to be converted, in the manner provided in Section 5.2.

         Section 5.2 Exercise of Conversion Rights. In order to exercise the conversion privilege, the Holder of the Notes to be converted shall surrender the Notes to the conversion agent designated for such purpose by written notice to the Holders of such Notes by the Company (which may be the Company itself), with the Notice of Election to Convert in the form included in Exhibit 4 hereto, duly completed and signed, at the principal office of the conversion agent. Unless the shares issuable on conversion are to be issued in the same name as the name in which the surrendered Notes are registered, each Note surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Company, duly executed by the Holder or its duly authorized attorney. If the Company fails to designate a conversion agent, the conversion agent shall be the Company.

         Section 5.3 Surrender of Notes; Delivery of Shares. As promptly as practicable after the surrender by a Holder of the Notes in accordance with this
Section 5.3, and in any event within five Trading Days after such surrender, the Company shall issue and shall deliver at the office of the conversion agent to the Holder, or on its written order, (a) a certificate or certificates for the number of full shares of Common Stock or other securities issuable upon the conversion of those Notes in accordance with the provisions of this Article V,
(b) the amount of cash required to be paid for any fractional interest in respect of a share of Common Stock or other security arising upon the conversion as provided in Section 5.5 and (c) cash in the amount of all accrued and unpaid interest on the Notes surrendered up to and including the date conversion shall have been deemed to be effective pursuant to Section 5.4.

         Section 5.4 Effective Date of Conversion. Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which all of the conditions specified in Section 5.2 above shall have been satisfied, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock or other securities represented by those certificates at such time on such date and such conversion shall be at the Conversion Price (as hereinafter defined) in effect at such time on such date, unless the stock transfer books of the Company shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which all of the conditions specified in Section 5.2 shall have been satisfied. All shares of Common Stock delivered upon conversion of the Notes will upon delivery be duly and validly issued and fully paid and nonassessable, free of all liens and charges, not subject to any preemptive rights and in accordance with applicable securities laws. Upon the surrender of the Notes to be converted, such Notes shall no longer be deemed to be outstanding and all rights of a Holder with respect to the Notes surrendered for conversion shall immediately terminate except the right to receive the Common Stock or other securities, cash or other assets as herein provided. In the event of any Note which is converted in part only, upon such conversion the conversion agent shall execute and deliver to or on the order of the Holder thereof, at the expense of the Company, a new Note or Notes of authorized denomination in principal amounts equal to the unconverted portion of such Note.

         Section 5.5 Fractional Shares. No fractional shares or securities representing fractional shares of Common Stock shall be issued upon conversion of Notes. Any fractional interest in a share of Common Stock resulting from conversion of a Note shall be paid in cash (computed to the nearest cent) based on the Current Market Price of the Common Stock on the Trading Day next preceding the day of conversion.

         Section 5.6 Conversion Price. For purposes of this Article V, the conversion price shall be $8.40 in principal amount of the Notes per share of Common Stock subject in each case to adjustment as provided below (the "Conversion Price")s.

         Section 5.7 Adjustment of Conversion Price. (a) In case the Company shall (i) pay a dividend or make a distribution on its Common Stock in shares of its Common Stock, (ii) subdivide its outstanding Common Stock into a greater number of shares, or (iii) combine its outstanding Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such event shall be adjusted so that the Holder of any Note thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock of the Company which it would have owned or have been entitled to receive after the happening of such event had the Note been converted immediately prior to the happening of such event. An adjustment made pursuant to this Section 5.7(a) shall become effective immediately after the record date in the case of a dividend or distribution except as provided in Section 5.7(f), and shall become effective immediately after the effective date in the case of subdivision or combination. If any dividend or distribution is not paid or made, the Conversion Price then in effect shall be appropriately readjusted.

                  (b) In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Common Stock at a price per share less than the Current Market Price of the Common Stock at the record date for the determination of stockholders entitled to receive the rights or warrants, the Conversion Price in effect immediately prior to the issuance of such rights or warrants shall be adjusted so that it shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of the rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of the rights or warrants plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the then Current Market Price per share of Common Stock, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of the rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. The adjustment provided for in this Section 5.7(b) shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately, except as provided in Section 5.7(f) below after such record date. In determining whether any rights or warrants entitle the holders of the Common Stock to subscribe for or purchase shares of Common Stock at less than the Current Market Price, and in determining the aggregate offering price of the shares of Common Stock so offered, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board (whose determination, if made in good faith, shall be conclusive). If any or all of such rights or warrants are not so issued or expire or terminate without having been exercised, the Conversion Price then in effect shall be appropriately readjusted.

                  (c) In case the Company shall distribute to all holders of its Common Stock any shares of capital stock of the Company (other than Common Stock) or evidences of indebtedness or assets (excluding cash dividends or distributions paid from retained earnings of the Company) or rights or warrants to subscribe for or purchase any of its securities (excluding those referred to in Section 5.7(b)) then, in each such case, the Conversion Price shall be adjusted so that it shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of the distribution by a fraction of which the numerator shall be the Current Market Price of the Common Stock on the record date mentioned below less the then fair market value (as determined by the Board, whose determination, if made in good faith, shall be conclusive) of the portion of the capital stock or assets or evidences of indebtedness so distributed, or of the rights or warrants so distributed, with respect to one share of Common Stock, and of which the denominator shall be the Current Market Price of the Common Stock on the record date. Such adjustment shall become effective immediately, except as provided in Section 5.7(f), after the record date for the determination of shareholders entitled to receive such distribution. If any such distribution is not made or if any or all of such rights or warrants expire or terminate without having been exercised, the Conversion Price then in effect shall be appropriately readjusted.

                  (d) No adjustment in the Conversion Price shall be required unless such adjustment would require a change of at least 1% in the Conversion Price; provided, however, that any adjustments which by reason of this Section 5.7(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; and provided, further, that adjustments shall be required and made in accordance with the provisions of this Article V (other than this Section 5.7(d)) not later than such time as may be required in order to preserve the tax free nature of a distribution to the holders of shares of Common Stock. All calculations under this Article V shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

                  (e) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly file with the conversion agent an officers' certificate setting forth the Conversion Price after the adjustment and setting forth a brief statement of the facts requiring the adjustment, which certificate shall be conclusive evidence of the correctness of the adjustment if such adjustment has been made in good faith. Promptly after delivery of the certificate, the Company shall prepare a notice of the adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which the adjustment becomes effective and shall mail the notice of such adjustment of the Conversion Price to the Holder of each Note at its last address as shown on the Register.

                  (f) In any case in which this Section 5.7 provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of the event (i) issuing to the Holder of any Note after the record date and before the occurrence of the event the additional shares of Common Stock issuable upon the conversion by reason of the adjustment required by the event over and above the Common Stock issuable upon such conversion before giving effect to the adjustment and (ii) paying to the holder any amount in cash in lieu of any fractional share pursuant to
Section 5.5 above.

                  (g) In addition to the adjustments set forth in subsections
(a), (b) and (c) above, the Company will be permitted to make such reductions in the Conversion Price as it considers to be advisable in order that any event treated for federal income tax purposes as a dividend of stock or stock rights will not be taxable to the holders of the shares of Common Stock.

                  (h) In the event that the provisions of this Section 5.7 fail as a result of an unintentional oversight to provide expressly for the adjustment of the Conversion Price or the number of shares of Common Stock issuable upon conversion under circumstances that, based upon the purposes and intentions expressed in this Article V, would otherwise have been addressed, the Board of Directors of the Company shall, in good faith cause an equitable adjustment to be made to the Conversion Price or the number of shares of Common Stock issuable upon conversion to correct such an oversight.

         Section 5.8 Notice of Certain Corporate Action. If:

                  (a) the Company shall declare a dividend (or any other distribution) on the Common Stock (other than a dividend in cash out of retained earnings); or

                  (b) the Company shall authorize the granting to the holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of any class or any other rights or warrants; or

                  (c) there shall be any reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock); or

                  (d) there shall be a consolidation or merger involving the Company or sale of all or substantially all of the Company's property and assets (except a merger or other reorganization in which the Company shall be the surviving corporation or a consolidation, merger or sale with a wholly-owned subsidiary); or

                  (e) there shall be a voluntary or an involuntary dissolution, liquidation or winding up of the Company; or

                  (f) any other action shall occur which would give rise to an adjustment to the Conversion Price or the number of shares of Common Stock issuable upon conversion.

then the Company shall cause to be filed with the conversion agent, and shall cause to be mailed to the Holders of Notes then outstanding at their addresses as shown on the Register, at least 25 days before any record date or other date set for definitive action), a notice stating (i) the date on which a record is to be taken for the purpose of the dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to the dividend, distribution or rights or warrants are to be determined or (ii) the date on which the reclassification, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon the reclassification, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the kind and amount of the shares of stock and other securities and property deliverable upon exercise of the conversion rights set forth in this Article V. Failure to give any such notice or any defect in the notice shall not affect the legality or validity of the proceedings described in this Section 5.8.

         Section 5.9 Company to Reserve Stock. The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effecting conversions of the Notes, the full number of shares of Common Stock deliverable upon the conversion of all outstanding Notes not theretofore converted. For purposes of this Section 5.9, the number of shares of Common Stock which shall be deliverable upon the conversion of all outstanding Notes shall be computed as if at the time of computation all the outstanding Notes were held by a single Holder.

         Section 5.10 Validly Issued; etc. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value (if any) of the shares of Common Stock deliverable upon conversion of the Notes, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the adjusted Conversion Price.

         Section 5.11 Taxes on Conversion. The Company will pay any and all documentary stamp or similar issue or transfer Taxes payable in respect of the issue or delivery of shares of Common Stock on conversion of the Notes pursuant hereto.

         Section 5.12 Reclassification, Consolidation, Merger or Sale. In case of any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or as a result of a subdivision or combination), or in case of any consolidation of the Company with, or merger of the Company with or into, any other entity that results in a reclassification, change, conversion, exchange or cancellation of outstanding shares of Common Stock or any sale or transfer of all or substantially all of the assets of the Company, each Holder of Notes then outstanding shall have the right thereafter to convert the Notes held by the Holder into the kind and amount of securities, cash and other property which the Holder would have been entitled to receive upon such reclassification, change, consolidation, merger, sale or transfer if the holder had held the Common Stock issuable upon the conversion of the Notes immediately prior to the reclassification, change, consolidation, merger, sale or transfer.

                                   ARTICLE VI

                            COVENANTS OF THE COMPANY

         From the date hereof until all Notes issued pursuant hereto are no longer outstanding, the Company covenants with the Purchasers and the Holders as follows. These covenants are in addition to the covenants set forth in the Notes themselves.

         Section 6.1 Use of Proceeds. The Company shall use the net proceeds received by it from the sale of Notes solely for the purpose of repaying in full the Company's obligations to Howmedica, Inc. under that certain currently outstanding Senior Secured Fixed Rate Loan Note due November 4, 2002. To the extent that the net proceeds from the sale of the Notes are insufficient to fully discharge the Howmedica Note, the Company shall use other funds available to it to do so.

         Section 6.2 Notice of Default. The Company shall furnish to the Holders, promptly upon becoming aware of the existence of any condition or event which constitutes a Default, written notice specifying the nature and period of existence thereof and the action which the Company is taking or proposes to take with respect thereto.

         Section 6.3 SEC Reports; Information. (a) The Company shall file with the SEC and, within 15 days thereafter, make available to the Holders, copies of the annual report and of the information, documents and other reports specified in Sections 13, 14 and 15(d) of the Exchange Act as being required of issuers subject to the reporting requirements contained therein so long as the Notes are outstanding (whether or not the Company would be required to file such reports with the SEC in the absence of the requirements of this Section 6.3(a)). In addition, the Company shall, upon the request of a Holder, provide a prospective purchaser of the Notes with any reports or information required to permit the sale of the Notes to a Qualified Institutional Buyer pursuant to Rule 144A under the Securities Act.

                  (b) The Company shall promptly provide such other information concerning the business, properties or financial condition of the Company and its Subsidiaries as the Purchaser or any Holder may reasonably request, it being understood that if the Company is bound by a confidentiality obligation with respect to such information or if the Company provides information which the Company notifies the receiving party in writing is confidential, the Holder receiving such information will also hold it confidential exercising the same degree of care that it exercises for its own confidential information.

         Section 6.4 Authorizations and Approvals. The Company shall and shall cause its Subsidiaries to promptly obtain, from time to time at their own expense, all such governmental and third party licenses, authorizations, consents, permits and approvals as may be required to enable the Company to comply in all material respects with its obligations under this Agreement and the Notes.

         Section 6.5 Payment of Principal and Interest. The Company covenants and agrees that it will duly and promptly pay or cause to be paid the principal of, and interest on, each of the Notes at the place or places, at the respective times and in the manner provided in this Agreement and the Notes and that it will comply with each and every of the other obligations set forth in the Notes. In addition, following a Default or an Event of Default the Company shall pay, upon demand therefor, all of the costs and expenses of the Holders (and any of them) incurred in collecting any amounts payable under the Notes. All payments shall be made by check or electronic wire transfer of immediately available United States funds.

         Section 6.6 Corporate Existence. The Company and its Subsidiary shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence of each of them, in accordance with its respective organizational documents (as the same may be amended from time to time) and its rights (charter and statutory), licenses and franchises; provided, however, that neither the Company nor its Subsidiary shall be required to preserve any such right, license or franchise if the Company's Board shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

         Section 6.7 Negative Covenants. So long as any amounts are owing under this Note, neither the Company nor any of its Subsidiaries shall after the date of this Agreement, without the written consent of the holders of at least 50.1% in aggregate principal amount of all of the Notes issued pursuant to the Note Purchase Agreement and outstanding, take any act to create, incur, assume, guarantee or become liable, contingently or otherwise, on any Debt for borrowed money except:

                  (i) the Company and/or its Subsidiaries (on a consolidated basis) may incur unsecured Debt not in existence on the date of this Agreement provided that the aggregate amount of such Debt at any time outstanding does not exceed $1,000,000, it being understood that unsecured repayment obligations in respect of commercial letters of credit obtained in the ordinary course of business to pay trade payables shall not count against such limit;

                  (ii) the Company and/or its Subsidiaries (on a consolidated basis) may incur Debt from commercial banks solely for working capital needs and secured solely by accounts receivable, provided the aggregate amount of such working capital loans at any time outstanding does not exceed $5,000,000;

                  (iii) the Company and/or its Subsidiaries may incur Debt secured by other Liens on its property only (i) under its credit facilities in existence on the date of this Agreement within the limits of such facilities as disclosed pursuant to the Schedule of Exceptions to Common Stock Purchase Agreement, (ii) for Capitalized Lease Obligations, (iii) in favor of suppliers of goods or equipment in the ordinary course of business, if the Liens granted to such suppliers extend in each case only to such supplier and only for the unpaid portion of the purchase price of the goods or equipment so supplied.

                                   ARTICLE VII

               CLOSING; CONDITIONS OF THE PURCHASERS' OBLIGATIONS

         Section 7.1 Closing. Upon satisfaction of the conditions set forth herein, each Purchaser shall pay the purchase price for the Note or Notes to be purchased by such Purchaser on such Closing Date (as hereinafter defined) by wire transfer of immediately available funds to the account designated by the Company against delivery to each Purchaser of such Note or Notes issued in such denominations as the Purchaser may request (the "Closing"). The Closing shall take place at the same time and place as the "Closing" pursuant to the Common Stock Purchase Agreement. The date on which the Closing occurs is referred to herein as the "Closing Date".

         Section 7.2 Conditions of the Purchaser's Obligations. The obligation of each Purchaser to purchase and pay for the Notes to be purchased by it hereunder on the Closing Date is subject to the satisfaction or waiver in writing of each of the following conditions:

                  (a) Representations and Warranties; No Default. The representations and warranties of the Company set forth in Article II shall be true in all material respects (except with respect to representations and warranties that are qualified as to materiality or material adverse effect, which representations and warranties shall be true and correct in all respects) when made and as of the Closing Date or any other date, if a representation or warranty specifically refers to such other date, and the Purchasers shall have received a certificate signed by the chief executive officer and chief financial officer of the Company, or such other Officers of the Company as agreed upon by the parties hereto, that each of such representations and warranties is true and correct in all material respects (except with respect to representations and warranties that are qualified as to materiality or material adverse effect, which representations and warranties shall be true and correct in all respects) on and as of the Closing Date with the same effect as though such representations and warranties had been made or given on and as of the Closing Date, and that such party has performed and complied with all of its obligations under this Agreement which are to be performed or complied with on or prior to the Closing Date and no Default or Event of Default shall have occurred and be continuing.

                  (b) Notes, Security Documents and Share Certificates for DML The Purchasers shall have received the Notes, and all of the Security Documents (including without limitation a duly executed mortgage of shares in form and substance satisfactory to the Purchasers), all certificates representing outstanding shares of stock of DML, duly endorsed in blank) and an opinion of English counsel acceptable to the Purchasers in form and substance reasonably satisfactory to the Purchasers with respect to the validity and priority of the Liens created by and granted pursuant to the Security Documents.

                  (c) Closing Papers; Opinions. The Purchasers shall have received the following, addressed to them and in form and substance reasonably satisfactory to them:

                  (i) certified copies of the resolutions adopted by the Board of the Company authorizing the execution, delivery and performance of this Agreement, the Notes, the Security Documents and each of the other agreements, instruments and transactions contemplated hereby and by the Notes, together with certified copies of the resolutions adopted by a committee of disinterested members of the Board approving the same and dated prior to the date of the Common Stock Purchase Agreement;

                  (ii) certified copies of the certificate of incorporation and By-laws of each of the Company and each of its Subsidiaries as in effect on the Closing Date;

                  (iii) a certificate of the Secretary of the Company dated the Closing Date, as to the incumbency and signatures of the Officers executing this Agreement and all instruments executed pursuant hereto;

                  (iv) Officers' Certificates, dated as of the Closing Date of the Company to the effect set forth in clause (a) of this Section 7.2; and

                  (v) the opinion of Dorsey & Whitney LLP, counsel for the Company addressed to the Purchasers substantially in the form attached as Exhibit F to the Common Stock Purchase Agreement.

                  (d) Documentation; Legal Matters, etc. All matters relating to this Agreement, the Notes and the transactions contemplated hereby and thereby and the legal and organizational structure of the Company and its Subsidiaries shall be reasonably satisfactory from a legal point of view to the Purchasers and their counsel, and the Purchasers shall have received such additional certificates, legal opinions and other documentation as they may have reasonably requested with respect to this Agreement, the Notes and the transactions contemplated hereby and thereby, such legal and organizational structure and compliance with the provisions of this Agreement, and applicable law, including federal and state securities. All corporate and other proceedings taken or to be taken in connection with the issuance of the Notes, the transactions contemplated hereby and thereby and all documents incident hereto and thereto shall be reasonably satisfactory in form and substance to the Purchasers and their counsel and the Purchasers shall have received such other documents relating to the transactions contemplated by this Agreement as the Purchasers may have reasonably requested.

                  (e) Requisite Approvals. The Company shall have obtained all requisite consents of or approvals from federal, state and any other Governmental Authority and any other person necessary to consummate the transactions contemplated by this Agreement and issue the Notes and permit the utilization of the proceeds of the Notes as described herein.

                  (f) Compliance with Law; Margin Regulations. The issuance of the Notes and the use of proceeds thereof as contemplated herein, shall not, in the reasonable judgment of the Purchasers, violate any law or regulation or any order or decree of any court or government instrumentality applicable to any Purchaser or `the Company. After giving effect to the purchase of the Notes and the use of proceeds thereof as contemplated hereby, the purchase of the Notes shall not, in the reasonable judgment of the Purchasers, be prohibited by any applicable law or governmental regulations (including Regulations G, T, U and X of the Board of Governors of the Federal Reserve System).

                  (g) Satisfaction of the Howmedica Note; Discharge of Liens. The Purchasers shall have received evidence satisfactory to the Purchasers that the Howmedica Note has been fully satisfied, that all Liens granted by the Company with respect thereto have been fully discharged, and that any stock transfer powers granted with respect to the shares of DML have been cancelled.

                                  ARTICLE VIII

                           EVENTS OF DEFAULT OF NOTES

         Section 8.1 Events of Default. An "Event of Default" occurs if:

                  (a) the Company defaults in the payment of the principal of any of the Notes, when the same shall become due and payable, whether at stated maturity, upon redemption, upon acceleration or otherwise, including any failure by the Company to repurchase any of the Notes when required pursuant to Section 4.3; or

                  (b) the Company defaults in the payment of any interest upon any of the Notes or any other amount due hereunder, when the same becomes due and payable; or

                  (c) the Company fails to perform or comply in any material respect with the covenants contained in Article 6 of this Agreement and (except for failure in respect of Sections 6.1, 6.2, 6.5 or 6.7 for which no further notice is required) such default or breach continues for a period of 30 days after written notice thereof has been given to the Company; or

                  (d) the Company defaults in the performance or observance of any obligation, covenant, condition or provision binding on it under the Security Documents or fails to add shares of DML for security when required under Section 1.2 (v) of the Notes, and, in either case, except where such default is not capable of remedy (in which case no such notice or continuation as is hereinafter mentioned shall be required), such default continues for 7 days after written notice thereof has been given to the Company; or

                  (e) the Company fails to perform or comply in any material respect with any other covenant or agreement contained herein (other than Article X) or in the Notes and, unless such covenant or agreement contains a specific time for performance or a shorter notice provision (in which case it shall govern), such failure or non-compliance continues of a period of 60 days after written notice, or

                  (f) the Company fails to comply with Article X; or

                  (g) (i) any present or future Debt of the Company or any Subsidiary for or in respect of moneys borrowed or raised in excess of $50,000 (in the aggregate determined on a consolidated basis for the Company and its Subsidiaries) becomes (or becomes capable of being declared) due and payable prior to its stated maturity otherwise than at the option of the Company or the Subsidiary; or (ii) any such Debt is not paid when due or, as the case may be, within any applicable grace period; or (iii) the Company or any Subsidiary fails to pay when due or expressed to be due any amount payable or expressed to be payable by it under any present or future guarantee for any moneys borrowed or raised in excess of $50,000 (in the aggregate determined on a consolidated basis for the Company and its Subsidiaries); or (iv) any Lien, present or future, created or assumed by the Company or any Subsidiary becomes enforceable and the holder thereof takes any steps to enforce it; or

                  (h) the Company or any Subsidiary (i) is, or is deemed for the purposes of any law to be, unable to pay its debts as they fall due or to be insolvent, or admits inability to pay its debts as they fall due; or (ii) suspends making payments on all or any class of its debts or announces an intention to do so, or a moratorium is declared in respect of any of its Debt; or (iii) by reason of financial difficulties, begins negotiations with all or any class of its creditors with a view to the readjustment or rescheduling of any of its Debt; or

                  (i) (i) any step (including petition, proposal or convening a meeting) is taken with a view to a composition, assignment or arrangement with all or any class of the creditors of the

Company or any Subsidiary; or (ii) a meeting of the Company or any Subsidiary is convened for the purpose of considering any resolution for (or petition for) its winding-up or its administration or any such resolution is passed; or (iii) any person presents a petition for the winding-up of the Company or any Subsidiary or the grant of an administration order (unless such petition is frivolous, vexatious or an abuse of process and (in any such case) is discharged within 60 days); or (iv) any order for the winding- up or administration of the Company or any Subsidiary is made; or (v) any other step (including petition, proposal or convening a meeting) is taken with a view to the rehabilitation, administration, custodianship, liquidation, winding-up or dissolution of the Company or any Subsidiary or any other insolvency proceedings involving the Company or any Subsidiary; or

                  (j) (i) any liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or the like is appointed in respect of the Company or any Subsidiary or any part of its assets; or (ii) the Board of the Company or any Subsidiary requests the appointment of a liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or the like; or (iii) any other steps are taken to enforce any security interest over any part of the assets of the Company or any Subsidiary unless in the case of any Lien of any nature whatsoever, the amount secured by it is less than 5% of Consolidated Tangible Net Worth; or

                  (k) any attachment sequestration, distress or execution affects any asset of the Company or any Subsidiary and is not lifted or discharged within 14 days or, if both the aggregate amount of the relevant claim and the aggregate market value of all assets subject to the relevant process are less than 5% of Consolidated Tangible Net Worth, 30 days.

                  (l) the Company defaults in the performance of any of its obligations with regard to registration rights of Holders under the Common Stock Purchase Agreement.

         A Default under the Notes or under clause (e) above is not an Event of Default until the holders of at least 50.1% in principal amount of the Notes notify the Company of the Default and the Company does not cure such Default within the time specified after receipt of such notice. Such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default."

         Section 8.2 Acceleration. If an Event of Default with respect to the Company occurs and is continuing, the Holders of at least 50.1% in principal amount of the Notes upon written notice to the Company may declare the principal of and accrued interest on all the Notes to be due and payable without presentment, demand or protest of any kind, all of which are expressly waived by the Company. The Holders of at least 50.1% in principal amount of the Notes, by notice to the Company may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured (except nonpayment of principal or interest that has become due solely because of acceleration) or waived. No such rescission shall affect any subsequent Default or impair any right arising therefrom.

         Section 8.3 Application of Money Collected. Any money collected by any Holder pursuant to this Article shall be applied in the following order:

                  FIRST: To the payment of all of the costs and expenses of such Holder in collecting such amounts as provided herein;

                  SECOND: To the payment of the amounts then due and unpaid in respect of Interest and Default Interest; and

                  THIRD: To the payment of the amounts then due and unpaid in respect of the Principal Amount.

         Section 8.4 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent or subsequent assertion or employment of any other appropriate right or remedy.

         Section 8.5 Delay or Omission Not Waiver. No delay or omission of the Holders to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Holders.

         Section 8.6 Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of any Note; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Holders but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 8.7 Waiver of Past Defaults. The Holders of at least 50.1% in principal amount of the Notes then outstanding by notice to the Company may waive any existing Default or Event of Default and its consequences except a Default in the payment of the principal or interest on a Note. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any consequent right.

         Section 8.8 Rights of Holders To Receive Payment. Notwithstanding any other provision of this Agreement or the Notes, the right of any Holder to receive payment of principal of and interest on the Notes held by such Holder, on or after the respective due dates expressed in the Notes, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

                                   ARTICLE IX

                   SECURITY FOR NOTES AND REGISTRATION RIGHTS

         Section 9.1 Provisions in Notes and Security Documents. The provisions for the security for payment of the Notes and performance of the obligations contained therein are set forth in the Notes and in the Security Documents.

         Section 9.2 Incorporation by Reference of Registration Rights Provisions. The provisions for registration rights with respect to the Conversion Shares set forth in Section 10 of the Common Stock Purchase Agreement are hereby incorporated by reference as if set forth herein in full and shall constitute a covenant of the Company to the Holders hereunder.

                                    ARTICLE X

                         CONSOLIDATION, MERGER AND SALE

         The Company shall not merge or consolidate with any person and will not sell, lease or convey all or substantially all of its assets to any person, unless the Company shall be the surviving entity or the successor entity that acquires all or substantially all of the assets of the Company or any Subsidiary, as the case may be, shall be a corporation, partnership or limited liability company or trust organized under the laws of the United States or a State therein or the District of Columbia and such entity shall expressly assume in writing all obligations of the Company under this Agreement, the Notes and, to the extent applicable, the Common Stock Purchase Agreement. The Company shall not and shall not permit any Subsidiary to merge or consolidate with any person and will not sell, lease or convey all or substantially all of its assets to any person unless immediately after giving effect to such merger, consolidation, sale, lease or conveyance (a) no Default or Event of Default, and no event which, after notice or lapse of time would become a Default or Event of Default, shall have happened and be continuing and (b) the Company would be able to incur at least $1.00 in Debt without violating the terms of any agreement or instrument to which it is a party.

                                   ARTICLE XI

                              TRANSFER OF THE NOTES

         Section 11.1 Transfer of the Notes. No Holder shall sell, transfer, assign or convey the Notes to any person unless such transfer is made pursuant to an available exemption from registration under, or otherwise in compliance with, the Securities Act and applicable state securities laws and the requirements of Section 10.1 of the relevant Note have been satisfied.

         Subject to the preceding sentence, the Holders shall not be prohibited or limited in any respect from transferring any Note to or among Affiliates of the Holders or pledging any such Note to a commercial bank or other institutional lender or granting a participation in any such Note.

         Each Purchaser hereby severally covenants and agrees that it will not consent to any amendment of any participation agreement pursuant to which it grants a participation in any Note that will amend the provision thereof permitting such Purchaser to call or repurchase such participation at a call or repurchase price equal to 100% of the principal amount thereof.

         Section 11.2 Registration of Transfer. Each Note shall be issued in registered form. Ownership of a Note shall be proved by the register to be maintained pursuant to Section 11.3, and a Note shall be transferable only upon the surrender of such Note for registration of transfer and subject to Section 3.2, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the Holder thereof or such Holder's attorney duly authorized in writing. Upon surrender of any Note for registration of transfer, the Company will execute and deliver in exchange therefor a new Note, as the case may be, of the same tenor and registered as such Holder may request. The Company may require payment by such Holder of a sum sufficient to cover any stamp Tax or governmental charge imposed in respect of any such transfer. Prior to due presentment for registration or transfer of any Note, the Company or any paying agent for the Notes, or any registrar or co-registrar for the Notes may deem and treat the person in whose name a Note is registered as the absolute owner of such Note for all purposes whatsoever, and none of the Company or such paying agent, or such registrar or co-registrar shall be affected by notice to the contrary.

         Section 11.3 Register. The Company shall maintain a register of the Holders of all the Notes issued pursuant to this Agreement. The Company will allow any Holder of a Note to inspect and copy such list at the Company's principal place of business during normal business hours.

                                   ARTICLE XII

                                    INDEMNITY

         The Company agrees to indemnify each Purchaser, and its shareholders, partners, directors, officers, employees, Affiliates and agents (collectively, "Indemnified Persons") against, and agree to hold each such Indemnified Person harmless from, any and all losses, claims, damages and liabilities, including direct or derivative claims brought by any stockholder or former stockholder of the Company and related expenses, including reasonable counsel fees and expenses, incurred by such Indemnified Person arising out of, in any way connected with, or as a result of (i) the consummation of the transactions contemplated by this Agreement or the Notes, (ii) the use of any of the proceeds of the Notes by the Company or the consummation of the transactions contemplated by this Agreement, (iii) the performance by the parties hereto of their respective obligations hereunder or (iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Purchaser or any such person is a party thereto; provided, however, that such indemnity shall not apply to any such losses, claims, damages, liabilities or related expenses finally determined by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Indemnified Person; provided further, however, the indemnity set forth in this Article shall not apply to losses, claims, damages or liabilities relating to (i) the payment or withholding of Taxes or (ii) the actual or alleged failure by the Company to make any payment on the Notes, whether of interest or principal or at maturity or otherwise or any other breach by the Company of any representation, warranty or covenant under this Agreement, the Common Stock Purchase Agreement, the Detachable Warrants or the Notes. If any litigation or proceeding is brought against any Indemnified Person in respect of which indemnity may be sought against the Company pursuant to this Article, such Indemnified Person shall promptly notify the Company in writing of the commencement of such litigation or proceeding, but the omission so to notify the Company shall not relieve the Company, from any other obligation or liability which it may have to any Indemnified Person otherwise than under this
Article XII unless the Company is materially prejudiced thereby. In case any such litigation or proceeding shall be brought against any Indemnified Person and such Indemnified Person shall notify the Company of the commencement of such litigation or proceedings, the Company shall be entitled to participate in such proceedings, and, after written notice to such Indemnified Person, will have the right to assume control of any litigation for which indemnification is sought and no settlement of any claim may be agreed to without the prior written consent of the Company. However, any Indemnified Person shall have the right to hire its own counsel for any reason; provided, however, that the fees and expenses of such counsel shall be at the Indemnified Person's own expense unless
(a) the Company has agreed to pay such fees and expenses or (b) the Company shall have failed properly to assume the defense in such action or proceeding and employ counsel reasonably satisfactory to such Indemnified Person in any such action or proceeding or (c) either (x) the named parties to such action or proceeding include such Indemnified Person and the Company or such Indemnified Person shall have been advised in writing by counsel reasonably satisfactory to the Company that there may be one or more legal defenses available to such Indemnified Person which are different from or in addition to those available to the Company or (y) such Indemnified Person concludes that taking into account the position of such Indemnified Person (or any Affiliate) as a lender to the Company such Indemnified Person reasonably believes that it is advisable for such Indemnified Person to employ separate counsel on its behalf, recognizing that in such case the Company and its counsel shall remain primarily responsible for the overall strategic control and direction of such action or proceeding. In any case referred to in (b) or (c) above, if such Indemnified Person notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Person, it being understood, however, that the Company shall not in connection with any one such action or proceeding, or separate but substantially similar proceedings or related actions or proceedings arising out of the same general allegations or circumstances be liable for the fees and expenses of more than one separate firm of attorneys, together with appropriate local counsel (but not more than one separate firm of attorneys per state), at a time for all Indemnified Persons. The foregoing indemnity shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated by this Agreement, the repayment of any of the Notes, the invalidity or unenforceability of any term or provision of this Agreement or the Notes, any investigation made by or on behalf of any Indemnified Person or the Company, and the content or accuracy of any representation or warranty made under this Agreement. All amounts due under this
Article XII shall be payable as incurred upon written demand therefor.

                                  ARTICLE XIII

                                  MISCELLANEOUS

         Section 13.1 Expenses: Documentary Taxes. In the Common Stock Purchase Agreement the Company has agreed to pay a certain amount towards the expenses of counsel for the Purchasers, in connection with the negotiation and preparation of the Common Stock Purchase Agreement and related documents, including this Agreement. The Company agrees to pay in addition (a) all reasonable out-of-pocket expenses of the Holders, including the reasonable fees and disbursements of counsel for the Holders, all additional and subsequent documentation contemplated hereby, any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default or Event of Default or alleged Default or Event of Default hereunder or thereunder, (b) if a Default or Event of Default occurs, all reasonable out-of-pocket expenses incurred by the Holders, including fees and disbursements of counsel, in connection with such Default or Event of Default and collection and other enforcement proceedings resulting therefrom, including, without limitation, costs and expenses incurred in a bankruptcy case and (c) the reasonable out-of-pocket expenses of holders of participations in Notes or Notes in connection with any waiver or consent hereunder or any Default or Event of Default or alleged Default or Event of Default hereunder. Notwithstanding the foregoing, (i) in any instance, the Company will pay the reasonable fees and expenses of only one counsel and one local counsel and (ii) if more than one Holder retains counsel and requests reimbursement, the Company will pay reasonable fees and expenses only of counsel (and local counsel) for the holder of the largest aggregate principal amount of Notes outstanding. The Company shall indemnify the Holders against any transfer Taxes, documentary Taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement and the Notes. The obligations of the Company under this Section 13.1 shall survive transfer by the Purchaser of the Notes.

         Section 13.2 Notices. All notices and other communications pertaining to this Agreement or the Notes shall be in writing, shall be sent by confirmed facsimile or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed to have been duly given when so sent in the case of facsimile transmission, or when so received in the case of mail or courier, and addressed as follows:

                  (i) If to a Purchaser, to the address and fax numbers set
                      forth below its name on the signature pages hereto:

                      with a copy to:

                      Heller Ehrman White & McAuliffe
                      333 Bush Street
                      San Francisco, CA 94104
                      Attention:  George H. Shenk, Esq.
                      Phone:  (415) 772-6000
                      Fax:  (415) 772-6268

                  (i) If to the Company:

                      Diametrics Medical, Inc.
                      2658 Patton Road
                      Roseville, Minnesota 56113
                      Attention:  David T. Giddings, Chairman, CEO and President
                      Phone:  (612) 639-8035
                      Fax:   (612) 638-1197

                      with a copy to:

                      Dorsey & Whitney LLP
                      220 South 6th Street
                      Minneapolis, Minnesota 55402
                      Attention:  Kenneth Cutler, Esq.
                      Phone:  (612) 340-2740
                      Fax:  (612) 340-8738

or to such other person or address as shall be furnished to the other party in writing.

         Section 13.3 Consent to Amendments and Waivers. The provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any action herein required to be performed by it, only if the Company has obtained the written consent of 50.1% in aggregate principal amount of the outstanding Notes; provided, however, that no amendment, modification or waiver shall be effective unless consented to in writing by the Holder of such
Note if such amendment, modification or waiver would (a) modify any requirement hereunder or under the Note that any specified action be taken by Holders of a specified percentage of the principal amount of the Notes shall be effective unless consented to by such percentage of Holders, (b) change the due date for, or reduce the amount of, any payment or prepayment of principal of or premium or interest on any Note (or reduce the principal amount of or rate of interest on any Note), (c) change the place or currency of payment of principal of, or premium or interest on any Note, or (d) impair the right to institute legal proceedings for the enforcement of any payment on or with respect to any Note on or after the occurrence of a Redemption Event. No course of dealing between the Company and any Purchaser or any subsequent Holder of any Note or any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of such Purchaser or any subsequent Holder. Any consideration given to any Holder to obtain its consent shall be given pro rata to all such Holders of a Note or Notes whether or not they give consent. Each Holder of any Note at the time or thereafter outstanding shall be bound by any consent authorized by this paragraph, whether or not such Note shall have been marked to indicate such consent, but any Note issued thereafter may bear a notation referring to any such consent. The foregoing notwithstanding, the parties hereto agree that they will not amend, modify or supplement (i) Section 8.7 hereof or (ii) this sentence.

         Section 13.4 Parties. This Agreement shall inure to the benefit of and be binding upon the parties hereto, each subsequent Holder and each of their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, other than the parties hereto and their respective successors, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto, any subsequent Holder and their respective successors, and for the benefit of no other person. Notwithstanding the foregoing and subject to Section 3.2 of this Agreement, a Purchaser may, without the consent of the Company grant participations in the Notes.

         Section 13.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota but without giving effect to applicable principles of conflicts of laws to the extent that the application of the laws of another jurisdiction would be required thereby.

         Section 13.6 Replacement Notes. If any Note becomes mutilated and is surrendered by the Holder thereof to the Company or if the Holder thereof claims that any Note has been lost, destroyed or wrongfully taken, the Company shall execute and deliver to such Holder a replacement Note, upon the affidavit of the Holder thereof attesting to such loss, destruction or wrongful taking with respect to such Note. Such affidavit shall be accepted as satisfactory evidence of the loss, wrongful taking or destruction thereof, but a reasonable indemnity may be required as a condition for the execution and delivery of a replacement Note. The Company may charge the Holder of any mutilated, lost, destroyed or wrongfully taken Note for expenses incurred by it in replacing such Note.

         Section 13.7 Severability Clause. In case any provision in this Agreement or any Note shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.

         Section 13.8 Representations, Warranties and Agreements To Survive Delivery. All representations, warranties and agreements contained in or incorporated into this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Purchaser or any controlling person of any Purchaser, or by or on behalf of the Company, and shall survive delivery of the Notes and any transfer thereof other than any such transfer subsequent to the effectiveness of a registration statement under the Securities Act (except with respect to any representation or warranty which the Purchasers have knowledge is untrue and have waived in writing). The representations incorporated by reference in Section 2.1 hereof shall be subject to the same survival limitations as apply to them under the Common Stock Purchase Agreement and the representations set forth in Section 2.2 shall survive indefinitely.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                             THE COMPANY:
                                             ------------

                                             DIAMETRICS MEDICAL, INC.



                                             By:    /s/ David T. Giddings
                                             Title: Chairman, President and CEO

                                             THE PURCHASERS:
                                             ---------------

                                             [see attached signature pages]

                                      PURCHASER:

                                      BCC ACQUISITION II LLC

                                          By:    THE BAY CITY CAPITAL
                                                   FUND I, L.P.
                                          Its:   Manager

                                          By:    Bay City Capital Management LLC
                                          Its:   General Partner


                                          By:  /s/ Roger H. Alquist
                                               ---------------------------------
                                          Name:
                                          Title:






            [This is a signature page to the Note Purchase Agreement]

                                                 PURCHASER:

                                                 GERALD L. COHN REVOCABLE TRUST

                                                    By:   /s/ Martin D. Cohn

                                                    Name:       Martin D. Cohn

                                                    Title:      Trustee





            [This is a signature page to the Note Purchase Agreement]

                                       PURCHASER:

                                       HANNAH S. AND SAMUEL A. COHN MEMORIAL
                                       FOUNDATION

                                          By:   /s/ Edward A. Kramer

                                          Name:  Edward A. Kramer

                                          Title: Vice Pres. Summit Bank, Trustee





            [This is a signature page to the Note Purchase Agreement]

                                                 PURCHASER:

                                                 AEOW 96, LLC

                                                    By:   /s/ Will K. Weinstein

                                                    Name:  Will K. Weinstein
                                                    Title:




            [This is a signature page to the Note Purchase Agreement]

                                    EXHIBIT 1

              [Form of Convertible Senior Secured Fixed Rate Note]

                                    EXHIBIT 2

                      WARRANT REGISTRATION RIGHTS AGREEMENT

         This Warrant Registration Rights Agreement (this "Agreement"), dated as of [Date], is made by and between [Purchaser of Diametrics Medical, Inc.] (the "Company") and the Persons whose signatures appear on the signature pages hereto as of the date hereof.

                                R E C I T A L S:

         A. This Agreement is made pursuant to the [Name of Purchase Agreement] dated as of the date hereof (the "Purchase Agreement") between the Company and Diametrics Medical, Inc. ("DMI"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

         B. The Purchase Agreement provides the Company's [Describe Purchase Agreement].

         C. As part of that Note Purchase Agreement dated August 4, 1998 between DMI and the Holder(s) (as hereinafter defined), DMI agreed that, if DMI entered into an agreement with a company similar to the Purchase Agreement, Company would be required, as a non-waivable condition of closing of DMI to the Purchase Agreement to (i) issue certain detachable Warrants (as defined below) to the Holder(s) and (ii) execute this Agreement in favor of the Holder(s).

         D. In order to permit DMI to close under the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement to the Holder(s).

         NOW,THEREFORE, the parties hereby agree as follows:

1. Definitions. In addition to terms defined elsewhere in this Agreement, as used in this Agreement, the following capitalized terms shall have the following meanings:

         "Common Stock" means the common stock of the Company, with a par value of $[__] per share.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar or successor federal statute and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

         "Holder" means any Person who executes a counterpart of this Agreement on or after the date hereof and any Person who becomes a Holder after the date of this Agreement pursuant to Paragraph 14(a).

         "Indemnified Party" has the meaning set forth in Paragraph 8(c).

         "Indemnifying Party" has the meaning set forth in Paragraph 8(c).

         "NASD" means the National Association of Securities Dealers, Inc.

         "Person" means an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof, or any other entity of any kind.

         "Registered Securities" means Registrable Securities which have been registered under the Securities Act pursuant to a registration statement filed with and declared effective by the SEC.

         "Registrable Securities" means (i) the Warrants; (ii) the shares of Common Stock issued or issuable on exercise of the Warrants; and (iii) any other security issued or issuable in exchange for, or in replacement of, any of the Warrants, in each case until any such security ceases to be a Registrable Security in accordance with Paragraph 2 hereof.

         "Registration Expenses" means all expenses (excluding Selling Expenses) incident to the Company's performance of or compliance with Paragraphs 3, and 4 of this Agreement, including without limitation all registration and filing fees, including fees with respect to filings required to be made with any stock exchange or the NASD, fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), messenger, telephone and delivery expenses, and the fees and expenses of counsel for the underwriter, costs of printing prospectuses, and fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance).

         "Registration Statement" means any registration statement of the Company which includes any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus included or deemed included in the Registration Statement and all amendments and supplements to the Registration Statement or the prospectus, including post-effective amendments, and all exhibits to, and all materials incorporated by reference in, the Registration Statement.

         "SEC" means the United States Securities and Exchange Commission or any similar agency then having the authority to enforce the Exchange Act or the Securities Act.

         "Securities Act" means the Securities Act of 1933, as amended, or any similar or successor statute, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

         "Selling Expenses"means (i) all fees and expenses of counsel and accountants for the Holder(s), (ii) all discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities, (iii) transfer taxes and (iv) any other expenses of the Holder(s) incident to this Agreement (excluding Registration Expenses).

         "Selling Holder(s)" has the meaning set forth in Paragraph 6(b).

         "Warrant" means a warrant in the form of Exhibit A attached hereto.

2. Securities Subject to this Agreement. The securities entitled to the benefits of this Agreement are the Registrable Securities, but such benefits shall continue with respect to each such security only so long as such security continues to be a Registrable Security. A security ceases to be a Registrable Security when (a) a Registration Statement covering the sale of such Registrable Security has been declared effective under the Securities Act and the Registrable Security has been sold in accordance with the Registration Statement; (b) it is distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act; (c) a new certificate representing such security has been delivered (to the original Holder or any subsequent transferee) by the Company free from any restrictive legend and without issuance of stop transfer or other instructions to the Company's transfer agent and the Holder of such security has been advised by counsel reasonably acceptable to it that subsequent disposition of such security will not require registration or qualification under the Securities Act then in effect; or (d) the security has ceased to be outstanding.

3.       Shelf Registration.

         (a) The Company shall file within 60 days following the date hereof with the SEC, and shall use its best efforts to cause the SEC to promptly declare effective, a Registration Statement relating to the Registrable Securities, which Registration Statement shall provide for the sale by the holders thereof of the Registrable Securities from time to time on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (the "Shelf Registration").

         (b) The foregoing notwithstanding, the Company shall have the right in order to avoid the disclosure of any corporate development that the Company is not otherwise obligated to disclose to delay the filing of the Registration Statement with respect to the Shelf Registration for a reasonable length of time (a "Delay Period"); provided, that the aggregate number of days in the Delay Period shall not exceed 30. The Company shall provide written notice to each holder of Registrable Securities to be covered by the Shelf Registration of the beginning and end of the Delay Period.

         (c) Failure to file a Registration Statement or cause such Registration Statement to become effective pursuant to the provisions of this Section 3 by reason of delays caused by any of the Holder(s) in connection with their rights set forth in Section 6(l) of this Agreement shall not result in a breach of this
Section 3.

         (d) To the extent that the holders of Registrable Securities would not be adversely effected, the Company may include other securities in such Shelf Registration (whether for the account of the Company or otherwise, including without limitation any securities of the Company held by security holders, if any, who have piggyback registration rights with respect thereto) or otherwise combine the offering of the Registrable Securities with any offering of other securities of the Company (whether for the account of the Company or otherwise).

4.       Registration under the Securities Act:  Piggy-Back Registration.

         (a) Piggy-Back Registration. If at any time the Company proposes to register for itself or any of its stockholders any of its capital stock under the Securities Act in connection with the public offering of such securities on a form and in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, then:

                  (i) the Company in each case will notify in writing each Holder of the filing or intended filing of a Registration Statement in connection therewith prior to the proposed effective date thereof;

                  (ii) the Company will offer each Holder the opportunity to include in such registration all or such lesser amount of Registrable Securities as each Holder may request. Upon the request of one or more Holder(s) given in writing within 20 days after receipt of the notice described under clause (i) above, the Company, subject to the provisions of Paragraph 4(b), shall cause any of the Registrable Securities specified by such Holder to be included in the Registration Statement; and

                  (iii) if the registration of which the Company gives written notice under clause (i) above involves an underwriting, the Company shall use its best efforts to cause the managing underwriter(s) of the proposed underwritten offering to permit each Holder to include their Registrable Securities in the underwriting on the same terms and conditions as similar terms of the Company included therein.

         (b) Limitations on the Company's Obligations to Effect Piggy-Back Registration. Notwithstanding the provisions of Paragraph 4(a) above:

                  (i) if and to the extent that the managing underwriter(s) advise the Company in writing that, in its good faith determination, inclusion of the number of Registrable Securities held by Holder(s) requesting inclusion in the Registration Statement would materially interfere with the underwriter's ability to effectuate the registration and sale of securities proposed to be offered and sold pursuant to the Registration Statement, the managing underwriter(s) shall select the permissible quantity of Registrable Securities to be sold by the Holder(s) (which may be none) by reducing the total number of securities to be sold by the holders of securities other than Registrable Securities and the Holder(s) on a pro rata basis; provided, however, that no such reduction may reduce the securities being offered by the Company for its own account. For purposes of apportionment pursuant to this Paragraph 4(b), for any selling holder that is a partnership or a corporation, the affiliates of such partnership or corporation shall collectively, with such holder be deemed to be one "selling holder," and any pro rata reduction with respect to such "selling holder" shall be based upon the aggregate amount of shares carrying registration rights owned by entities and individuals included in such "selling holder"; and

                  (ii) if, at any time after giving such written notice of its intention to register any of its securities and prior to the effective date of the applicable Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration.

         (c) Underwritten Offer. If the registration of which the Company gives written notice under Paragraph 4(a)(i) above involves an underwriting, the Company shall so advise in such written notice. In such event the right of any Holder to registration pursuant to Paragraph 4(a) shall be conditioned upon such Holder(s)'s participation in such underwriting and the inclusion of such Holder's Registrable Securities in such underwriting. All Holder(s) proposing to distribute their Registrable Securities through such underwriting shall (together with the

Company and the other holders distributing their Registrable Securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw from the underwriting by prompt written notice to the Company and the underwriter.

5. Registration Obligations of the Company. In connection with the filing of a Registration Statement pursuant to Paragraphs 3 and 4 the Company shall:

         (a) Use its best efforts to cause such Registration Statement to remain in effect until the earlier of (i) the completion of the distribution of the Registrable Securities included in the Registration Statement, and (ii) two years after the date on which the Registration Statement is declared effective.

         (b) Notify the Holder(s) whose Registrable Securities are included in such Registration Statement (the "Selling Holder(s)") as to the filing of the Registration Statement and of all amendments or supplements thereto filed prior to the effective date of such Registration Statement;

         (c) Notify the Selling Holder(s), promptly after the company shall receive notice thereof, of the time when such Registration Statement became effective or when any amendment or supplement to any prospectus forming a part of said Registration Statement has been filed;

         (d) Notify the Selling Holder(s) promptly of any request by the SEC for the amending or supplementing of such Registration Statement or prospectus or for additional information;

         (e) During the period in which the Company is obligated to use its reasonable best efforts to keep a Registration Statement effective pursuant to this Paragraph 5, prepare and promptly file with the SEC and promptly notify the Selling Holder(s) of the filing of any amendments or supplements to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, any event with respect to the Company shall have occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; and, in addition, during such period, prepare and file with the SEC, promptly upon the Selling Holder(s)' written request, any amendments or supplements to such Registration Statement or prospectus which may be reasonably necessary or advisable in connection with the distribution of the Registrable Securities;

         (f) Prepare promptly upon request of the Selling Holder(s) or any underwriters for the Selling Holder(s) made during the period in which the Company is obligated to use its best efforts to keep a Registration Statement effective, such amendment or amendments to such Registration Statement and such prospectus or prospectuses as may be reasonably necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act;

         (g) Advise the Selling Holder(s) promptly after the Company shall receive notice or obtain knowledge of the issuance of any stop order by the SEC suspending the effectiveness of any such Registration Statement or amendment thereto or of the initiation or threatening of any proceeding for that purpose, and promptly use its reasonable best efforts to prevent the issue of any stop order or obtain its withdrawal promptly if such stop order should be issued;

         (h) Use its best efforts to qualify as soon as reasonably practicable the Registrable Securities for sale under the securities or blue sky laws of such states and jurisdictions within the United States as shall be reasonably requested by the Selling Holder(s); provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, to become subject to taxation or to file a consent to service of process generally in any of the aforesaid states or jurisdictions;

         (i) Furnish the Selling Holder(s), as soon as available, copies of any Registration Statement and each preliminary or final prospectus, or supplement or amendment required to be prepared pursuant hereto, all in such quantities as the Selling Holder(s) may from time to time reasonably request;

         (j) Furnish the Selling Holder(s) with copies of such opinions of counsel and accountants' "comfort" letters as it reasonably may request with respect to the registration of its Registrable Securities, the Registration Statement covering such Registrable Securities and the financial statements included therein;

         (k) Apply for listing and use its best efforts to list the Registrable Securities, if any, being registered on any national securities exchange on which a class of the Company's equity securities is listed (and to maintain such listing during the pendency of the relevant registration period) or, if the Company does not have a class of equity securities listed on a national securities exchange, apply for qualification and use its reasonable best efforts to qualify the Registrable Securities, if any, being registered for inclusion on the automated quotation system of the NASD (and to maintain such qualification during the pendency of the relevant registration period);

         (l) In connection with the preparation and filing of each Registration Statement registering Registrable Securities under the Securities Act, give the holders of Registrable Securities on whose behalf such Registrable Securities are to be so registered and their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such Registration Statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders and such underwriters, or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act; and

         (m) Make senior executives of the Company reasonably available to assist the underwriters with respect to, and accompanying the underwriters on the so-called "road show", in connection with marketing efforts for, and the distribution and sale of Registrable Securities pursuant to a Registration Statement in connection with an underwritten public offering.

6. Expenses. The Company will pay all Registration Expenses in connection with registrations of Registrable Securities effected pursuant to Paragraphs 3 and 4. All Selling

Expenses in connection with any registration effected pursuant to this Agreement shall be borne by the Holder(s).

7.       Indemnification.

         (a) To the extent permitted by applicable law, the Company will indemnify each Holder of the Registrable Securities requesting or joining in a registration, each Person who controls such Holder within the meaning of Section 15 of the Securities Act, and each underwriter of the securities so registered and each person who controls such underwriter, and their respective officers, directors, partners, agents, employees and successors (each a "Section 7(a) Indemnitee"), against all costs, expenses, demands, claims, losses, damages, liabilities, fines and penalties (or actions in respect thereof), to which such
Section 7(a) Indemnitee may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such claims, losses, damages, liabilities, fines and penalties arise out of or are based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement or prospectus, or arise out of or are based upon any omission (or alleged omission) to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law and will reimburse each such
Section 7(a) Indemnitee for (and will make periodic advances to cover) any legal and any other expenses reasonably incurred in connection with investigating or defending any such demand, claim, loss, damage, liability or action promptly after submission of supporting materials with respect to such expenses; provided, however, that the Company shall not be required to indemnify any
Section 7(a) Indemnitee for any cost, expense, demand, claim, loss, damage, liability, fine or penalty which arises out of or is based upon (i) any written information provided by any such Section 7(a) Indemnitee, respectively, expressly for inclusion in the Registration Statement or (ii) the circumstances set forth in clause (y) of paragraph (b) below.

         (b) To the extent permitted by applicable law, each Holder requesting or joining in a registration, severally and not jointly, will indemnify the Company, each of its officers, directors, employees, agents, successors and controlling persons (within the meaning of Section 15 of the Exchange Act) (each, a "Section 7(b) Indemnitee"), against all costs, expenses, demands, claims, losses, damages, liabilities, fines and penalties (or actions in respect thereof) to which such Section 7(b) Indemnitee may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities, fines and penalties arise out of or are based upon an untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement or prospectus, or arise out of or are based upon (x) the omission (or alleged omission) to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement or omission (or alleged omission) was made in any Registration Statement or prospectus in reliance upon and in conformity with information furnished to the Company by such Holder requesting or joining in a registration specifically for use in the preparation thereof, or (y) any untrue statement or alleged untrue statement of a material fact contained in, or any omission or alleged omission of a material fact from, a prospectus if (i) a later prospectus corrected the untrue statement or alleged untrue statement, or omission or alleged omission, (ii) at such time the Company had advised the Holder of the availability of the revised prospectus, and (iii) there would have been no such liability had such later prospectus actually been delivered to the purchaser at or prior to confirmation of sale; provided, however, that the obligations of such Holder(s) hereunder shall be limited to an amount equal to the proceeds to each Holder of the Registrable Securities sold in connection with such registration.

         (c) Each party entitled to indemnification under this Paragraph 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided such counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld or delayed). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if (i) the Indemnifying Party has agreed in writing to pay such expenses, (ii) the Indemnifying Party shall have failed to assume the defense of such claim or employ counsel reasonably satisfactory to the Indemnified Party, or (iii) in the reasonable judgment of the Indemnified Party, based upon the written advice of such Indemnified Party's counsel, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. In the event that the Indemnifying Party properly does not assume such defense, the Indemnifying Party shall not be subject to any liability for any settlement made without its prior written consent, which consent shall not be unreasonably withheld or delayed. The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Paragraph 7 only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the prior written consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation in form and substance reasonably satisfactory to such Indemnified Party.

8.       Contribution.

         (a) If the indemnification provided for in Paragraph 7 from the Indemnifying Party is unavailable to or unenforceable by the Indemnified Party in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Paragraph 7, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         (b) The Company and the Holder(s) agree that it would not be just and equitable if contribution pursuant to this Paragraph 8 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         (c) If Indemnification is available under Paragraph 7, the Indemnifying Parties shall indemnify each Indemnified Party to the full extent provided in Paragraph 7 without regard to the relative fault of the Indemnifying Party or Indemnified Party or any other equitable consideration provided for in this Paragraph 8.

9.       Holdback Agreements.

         (a) Restrictions on Public Sale by Holder of Registrable Securities. To the extent requested by the Company and the managing underwriter with respect to the applicable Registration Statement, each Holder whose Registrable Securities are included in a Registration Statement filed pursuant to Paragraphs 3 and 4 hereof agrees not to effect any public sale or distribution of the issue being registered or any similar security of the Company, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during the seven (7)-day period prior to, and during the 90-day period beginning on, the effective date of such Registration Statement, to the extent such sales may prevent the Company from being in compliance with the Exchange Act; provided, however, that all officers and directors of the Company enter into similar agreements. Such agreement shall be in writing reasonably satisfactory to the Company and such managing underwriter.

         (b) Restrictions on Public Sale by the Company and Others. The Company shall not make any public or nonpublic sale or distribution of any securities of the same class as those being registered, or any securities convertible into or exchangeable or exercisable for any such securities, during the seven day period prior to, and during the 60-day period beginning on, the effective date of any Registration Statement in which holders of Registrable Securities are participating or the commencement of a public distribution of Registrable Securities pursuant to any such Registration Statement (except (i) as part of such registration or pursuant to registrations on SEC Forms S-4 or S-8 or any similar or successor form, or on any form filed in connection with an exchange offer or an offering of securities solely to the existing stockholders or employees of the Company or (ii) for sales or other issuances of securities pursuant to outstanding options, warrants, rights or similar obligations).

10. Rule 144 and Stock Exchange Listings. To the extent that the Company is subject to the filing and reporting requirements of the Securities Act and the Exchange Act, and so long as there are Registrable Securities outstanding:

         (a) The Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 or Rule 144A under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements

         (b) The Company will use its best efforts to avoid taking any action which would cause the Common Stock to cease to be eligible for inclusion on either of the NASD Automated Quotation System or for listing on any securities exchange on which it may become listed.

11.      Obligations of Holder.

         (a) Each Holder of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder, and shall otherwise use reasonable best efforts to cooperate with the Company and any underwriter(s), as the Company may reasonably request and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

         (b) Each Holder of the Registrable Securities agrees by acquisition of such Registered Securities that upon receipt of any notice from the Company pursuant to Paragraph 5(g), such Holder will forthwith discontinue such Holder's disposition of Registered Securities pursuant to the Registration Statement relating to such Registered Securities under such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Paragraph 5(g) and if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus relating to such Registered Securities at the time of receipt of such notice.

12. Mergers, etc. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to include the securities which the Holder(s) would be entitled to receive in exchange for Common Stock under any such merger, consolidation or reorganization, provided that to the extent such securities to be received are convertible into shares of common stock of the issuer thereof, then any such shares of common stock or other securities as are issued or issuable upon conversion of said convertible securities shall also be included within the definition of "Registrable Securities."

13.      Miscellaneous.

         (a) Transfer of Certain Rights. The rights granted to the Holder(s) under this Agreement may be transferred only to a transferee who delivers to the Company, within a reasonable time after such transfer, a written instrument by which such transferee agrees to be bound by the applicable terms of this Agreement. Notwithstanding the foregoing, nothing herein shall prohibit: (i) any Holder from transferring any of its rights under this Agreement to any wholly-owned subsidiary of such Holder or to any entity which merges or consolidates with or acquires all or substantially all of the equity securities or assets of such Holder, (ii) any Holder which is a partnership from transferring any of its rights under this Agreement to a partner of such partnership where such partner receives Registrable Securities in a distribution from such partnership, (iii) any Holder who is an individual from transferring any of its rights under this Agreement to such Holder's spouse or to other relatives, or to a trust for the benefit of the Holder, or his or her spouse or other relatives; or (iv) any trustee of a trust which holds Registerable Securities from distributing such Registrable Securities to the beneficiaries of such trusts; provided that any such transferee under subparagraphs (i), (ii), (iii) or (iv) above will hold the Registrable Securities subject to the terms and conditions of this Agreement. Upon any transfer of the rights of a Holder permitted by and completed in compliance with the terms of this Agreement, the transferee shall become a "Holder" for purposes of this Agreement.

         (b) Remedies. In the event of a breach by the Company of its obligations under this Agreement, each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and Holder(s) of at least a majority of the Registrable Securities affected by such amendment, modification, supplementation, waiver or consent. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter which relates exclusively to the rights of Holder(s) of Registrable Securities whose securities are being sold pursuant to a Registration Statement and which does not directly or indirectly affect the rights of other Holder(s) of Registrable Securities may be given by the Holder(s) of a majority of the Registrable Securities being sold by such Holder(s), provided that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

         (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing and shall be delivered by hand, overnight courier service, registered or certified first-class mail, return receipt requested, or telecopier; if to a Holder, at the address set forth opposite such Holder's name on the signature pages attached hereto or such other address as may have been furnished to the Company in writing; if to the Company, at 2658 Patton Road, Roseville, Minnesota 55113, Attention: President and thereafter at such other address, notice of which is given in accordance with the provisions of this Paragraph 13(d).

         All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; one business day after sent if sent by courier service.

         (e) No Inconsistent Agreements. The Company shall not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. To the extent the Company on or after the date of this Agreement grants any superior or more favorable rights or terms to any Person with respect to its securities, any such superior or more favorable rights or terms shall also be deemed to have been granted simultaneously to the holders of Registrable Securities. The Company agrees to deliver to representatives of the initial Holder(s) hereunder, upon the request of such initial Holder(s), copies of all agreements which it has previously entered into or become a party to, or by which it is bound, with respect to its securities granting any registration rights to any Person which is inconsistent with the rights granted hereunder. The rights granted to the holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the securities of the Company under any other agreements.

         (f) Governing Law; Forum. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without regarding to the conflict of laws provisions thereof. The parties irrevocably agree that all actions arising directly or indirectly as a result or in consequence of this Agreement and the transactions contemplated hereby, shall be instituted and litigated only on federal, state or local courts sitting in the City of Minneapolis, Minnesota and each of the parties hereby consents to the exclusive jurisdiction and venue of any such court, and waives any objection based on forum nonconveniens.

         (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (j) Entire Agreement. This Agreement and the Purchase Agreement (and all exhibits and/or schedules attached hereto and thereto) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities now or hereafter owned by the Holder(s).

         (k) Attorneys' Fees. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the date first above written.

                                            [PURCHASER]

                                            By: ________________________
                                            Its: ________________________

                                            HOLDERS:

                                            If an individual:

                                            ___________________________
                                                     Signature

                                            ___________________________
                                                     Print Name

                                            If an entity:

                                            ___________________________
                                                Print Name of Entity

                                            By: ________________________
                                            Its: ________________________


                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT 3


                     [PURCHASER OF DIAMETRICS MEDICAL, INC.]

                       [DETACHABLE] STOCK PURCHASE WARRANT

THE WARRANTS EVIDENCED HEREBY AND THE SHARES OF STOCK ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD WITHOUT REGISTRATION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER SUCH ACT OR THE RULES OR REGULATIONS PROMULGATED THEREUNDER.
                                                             --------- --, -----

                                    WARRANT
    To Subscribe for and Purchase Common Stock of [Purchaser of Diametrics
                                Medical, Inc.]

VOID AFTER 5:00 P.M., NEW YORK CITY TIME, ON JULY ___, 2003, OR IF NOT A BUSINESS DAY, AS DEFINED HEREIN, AT 5:00 P.M., NEW YORK CITY TIME, ON THE IMMEDIATELY PRECEDING BUSINESS DAY

         This certifies that, for valuable consideration, receipt of which is hereby acknowledged, each of the "Purchasers" under the Note Purchase Agreement by and among Diametrics Medical, Inc., a Minnesota corporation, and the Purchasers signatories thereto, dated as of August 4, 1998 (the "Note Purchase Agreement"), and permitted successors and assigns of any of them ("Holders"; and each individually, a "Holder") is entitled to purchase from [Purchaser of Diametrics Medical, Inc.], a ___________ ________________ (the "Company") up to and including such number of fully paid and nonassessable shares of the common stock of the Company, [____] par value (the "Common Stock") as such Holder would have been entitled to receive had such Holder exercised its conversion rights under Section 4.4 or Article V of the Note Purchase Agreement immediately prior to the Redemption Event (as defined in the Note Purchase Agreement) which has entitled such Holder to receive this Warrant (the "Number of Shares"), on the terms set forth herein at an exercise price per share equal to $[_____] (the "Purchase Price"). The Number of Shares and the Purchase Price may be adjusted from time to time as described in this Warrant.

1.       Exercise.

         1.1 Time for Exercise. This Warrant may be exercised in whole or in part at any time, and from time to time, during the period commencing on the date of this Warrant and expiring on July __, 2003.

         1.2. Manner of Exercise. This Warrant shall be exercised by delivering it to the Company with the exercise form duly completed and signed, specifying the number of shares as to which the Warrant is being exercised at that time (the "Exercise Number"). The Holder shall simultaneously deliver to the Company cash or a certified check or wire transfer in an amount equal to the Exercise Number multiplied by the Purchase Price, and the Holder shall be entitled to receive the full Exercise Number of shares of Common Stock.

         1.3 Effective Date of Exercise. Promptly (but in any case within ten
(10) business days) after any exercise, the Company shall deliver to the Holder
(a) duly executed certificates in the name or names specified in the exercise notice representing the aggregate number of shares issuable upon such exercise, and (b) if this Warrant is exercised only in part, a new Warrant of like tenor exercisable for the balance of the Number of Shares. Such certificates shall be deemed to have been issued, and the person receiving them shall be deemed to be a holder of record of such shares, as of the close of business on the date the actions required in Section 1.2 shall have been completed or, if on that date the stock transfer books of the Company are closed, as of the next business day.

2.       Transfer of Warrants and Stock.

         2.1 Transfer Restrictions. This Warrant shall be freely transferable by the Holder in accordance with the terms hereof; provided, however, that neither this Warrant nor the securities issuable upon its exercise may be sold, transferred or pledged unless the Company shall have been supplied with reasonably satisfactory evidence that such transfer is not in violation of the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws. The Company may place a legend to that effect on this Warrant, any replacement Warrant and each certificate representing shares issuable upon exercise of this Warrant. Subject to the satisfaction of this condition only, this Warrant shall be freely transferable by the Holder.

         2.2 Manner of Transfer. Upon delivery of this Warrant to the Company with the assignment form duly completed and signed, the Company will promptly (but in any case within five (5) business days) execute and deliver to each transferee and, if applicable, the Holder, Warrants of like tenor evidencing the rights (a) of the transferee(s) to purchase the Number of Shares specified for each in the assignment forms, and (b) of the Holder to purchase any untransferred portion, which in the aggregate shall equal the number of Shares of the original Warrant. If this Warrant is properly assigned in compliance with
Section 2, it may be exercised by an assignee without having a new Warrant issued.

         2.3 Loss, Destruction of Warrant Certificates. Upon receipt of (a) evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and (b) except in the case of mutilation, an indemnity or security reasonably satisfactory to the Company, the Company will promptly (but in any case within five (5) business days) execute and deliver a replacement Warrant of like tenor representing the right to purchase the same Number of Shares.

3. Cost of Issuances. The Company shall pay all expenses, transfer taxes and other charges payable in connection with the preparation, issuance and delivery of stock certificates or replacement Warrants, except for any transfer tax or other charge imposed as a result of (a) any issuance of certificates in any name other than the name of the Holder, or (b) any transfer of the Warrant. The Company shall not be required to issue or deliver any Stock certificate or Warrant until it receives reasonably satisfactory evidence that any such tax or other charge has been paid by the Holder.

4. Anti-Dilution Provisions. If any of the following events occur at any time hereafter during the life of this Warrant, then the Purchase Price and the Number of Shares immediately prior to such event shall be changed as described in order to prevent dilution:

         4.1 Dividends; Stock Splits Etc. In case the Company shall (a) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (b) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (c) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Number of Shares purchasable upon the exercise of this Warrant immediately prior thereto shall be adjusted so that the Number of Shares purchasable upon exercise of this Warrant shall be determined by multiplying the Number of Shares theretofore purchasable upon the exercise of this Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately following such action and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior thereto. Such adjustment shall be made whenever any event listed above shall occur and shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If the Company declares a dividend in money on its Common Stock and at substantially the same time offers its Stockholders a right to purchase new shares of Common Stock from the proceeds of such dividend, or for an amount substantially equal to such dividend, all shares of Common Stock so issued shall for purposes hereof be deemed issued as a Stock dividend.

         4.2 Issuance of Rights or Warrants to Holders. In case the Company shall issue rights, options or warrants to all holders of its shares of Common Stock entitling them (for a period expiring within 45 days after the record date therefor) to subscribe for or purchase shares of Common Stock at a price per share which is lower at the record date mentioned below than the then Current Market Price per share of Common Stock (as hereinafter defined), the Number of Shares thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the Number of Shares theretofore purchasable upon exercise of this Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares which the aggregate offering price of the total number shares of Common Stock so offered would purchase at the then Current Market Price per share of Common Stock.

         4.3 Merger; Consolidation; Sale of Assets. In case of (a) the consolidation or the merger of the Company, (b) the sale of all or substantially all of the properties and assets of the Company to any Person, (c) any capital reorganization by the Company, or (d) any voluntary or involuntary dissolution, liquidation or winding up of the Company, this Warrant shall, after any such event, entitle the Holder to receive upon exercise the number of shares of Stock or other securities or property (including cash) of the Person (if applicable) resulting from such event, which the holder of securities deliverable upon exercise of this Warrant (at the time of such event) would have been entitled to receive upon such event; and in any such case the provisions of Section 4 with respect to the rights and interests thereafter of the holders of Warrants shall be appropriately adjusted so as to be applicable, as nearly as practicable, to any shares of Stock or other securities or any property (including cash) thereafter deliverable upon exercise of this Warrant. The Person resulting from such sale or consolidation or surviving such merger or to which such sale shall be made shall execute and deliver to the Holder a supplemental agreement as provided in Section 5.5 below. Any adjustment pursuant to this Section 4.3 which shall be approved in good faith by the Board of Directors of the Company pursuant to a resolution delivered to the Holder shall be conclusive for all purposes hereof. For the purposes of this Agreement "person" means any individual, partnership, firm, corporation, limited liability company or partnership, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

         4.4 Other Distributions. In case the Company shall distribute to all holders of its shares of Common Stock shares of Stock other than Common Stock or evidences of its indebtedness or assets (excluding cash dividends or distributions payable out of consolidated earnings or retained earnings and dividends or distributions referred to in Section 4.1 above) or rights, options or warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding those referred to in Section 4.2 above), then in each case the Number of Shares thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the Number of Shares theretofore purchasable upon the exercise of this Warrant, by a fraction of which the numerator shall be the Current Market Price per share of Common Stock on the record date mentioned below in this Section 4.4 plus the then fair value (as reasonably determined by the Board of Directors of the Company in good faith, whose determination shall be conclusive absent manifest error, irrespective of the accounting treatment thereof) of the portion of the shares of Stock other than Common Stock or assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities applicable to one share of Common Stock, and of which the denominator shall be the Current Market Price per share of Common Stock on such record date. Such adjustment shall be made whenever any such distribution is made, and shall become effective immediately after the record date for the determination of Stockholders entitled to receive such distribution.

         4.5 Additional Adjustment of Purchase Price. Whenever the Number of Shares purchasable upon the exercise of this Warrant is adjusted, as provided herein, the Purchase Price payable upon exercise of this Warrant shall be adjusted by multiplying such Purchase Price immediately prior to such adjustment by a fraction, of which the numerator shall be the Number of Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment, and of which the denominator shall be the Number of Shares so purchasable immediately thereafter.

         4.6 No De Minimis Adjustments. No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 4.6 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 4.6 shall be made to the nearest one-twentieth of a cent or to the nearest one-hundredth of a share, as the case may be.

         4.7 Treasury Shares. For the purpose of Section 4, shares of Common Stock or other securities held in the treasury of the Company shall not be deemed to be outstanding, and the sale or other deposition of any shares of Common Stock or other securities held in the treasury of the Company shall be deemed an issuance thereof.

         4.8 Corporate Action. Before taking any action which would cause an adjustment reducing the Purchase Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of this Warrant, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Purchase Price.

         4.9 Independent Public Accountants. The certificate of a "Big Six" firm of independent public accountants selected by the Board of Directors of the Company shall be conclusive evidence of the correctness of any computation made under Section 4.

         4.10 Notice of Certain Events. In case at any time prior to the expiration date of this Warrant:

                  (i) the Company shall authorize the granting to all the holders of Common Stock of rights to subscribe for or purchase any shares stock of any class or of any other rights; or

                  (ii) there shall be any reclassification of the Common Stock of the (other than a subdivision or combination of its Common Stock); or

                  (iii) there shall be any capital reorganization by the Company; or

                  (iv) there shall be a consolidation or merger involving the Company or sale of all or substantially all of the Company's property assets (except a merger or other reorganization in which Company shall be the surviving corporation or a consolidation, merger or sale with a wholly-owned subsidiary); or

                   (v) there shall be voluntary or involuntary dissolution, and winding up by the Company or dividend or to holders of Common Stock (other than the customary cash and stock dividends); or

                  (vi) any other action shall occur which would give rise to an adjustment to the Purchase Price or the Number of Shares hereunder,

then in any one or more of said cases, the Company shall cause to be delivered to the Holder, at the earliest practicable time (and, in any event, not less than 25 days before any record date or other date set for definitive action), notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Purchase Price and the kind and amount of the shares of stock and other securities and property deliverable upon exercise of the Warrants. Such notice shall also specify the date, if known, as of which the holders of record of the Common Stock shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their shares of the Common Stock for securities or other property (including cash) deliverable upon such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be (on which date, in the event of voluntary or involuntary dissolution, liquidation, or winding up of the Company, other than dissolution, liquidation or winding up following a consolidation or merger of the

Company with or into, or sale of substantially all of its assets to, another corporation, the rights to exercise this Warrant shall terminate).

         4.11 Other Securities Adjustments. If as a result of Section 4, a Holder is entitled to receive any securities other than Common Stock upon exercise of this Warrant, the number and purchase price of such securities shall thereafter be adjusted from time to time in the same manner as provided pursuant to Section 4 for Common Stock. The allocation of purchase price between various securities shall be made in writing by the Board of Directors of the Company in good faith at the time of the event by which the holder became entitled to receive new securities, and a copy sent to the Holder.

         4.12 Notices of Adjustments. When any adjustment is required to be made under Section 4, the Company shall promptly (a) determine such adjustments, (b) prepare and retain on file a statement describing in reasonable detail the method used in arriving at the adjustment; and (c) cause a copy of such statement, together with any agreement required by Section 5.5, to be mailed to the Holder within 10 days after the date on which the circumstances giving rise to such adjustment occurred.

         4.13 Computations and Adjustments. Upon each computation of an adjustment under this Section 4, the Purchase Price shall be computed to the nearest cent and the Number of Shares shall be calculated to the next highest whole share. However, the fractional amount shall be used in calculating any future adjustments. No fractional shares of Common Stock shall be issued in connection with the exercise of this Warrant, but the Company shall, in the case of the final exercise under this Warrant, make a cash payment for any fractional shares based on the Current Market Price of the Common Stock on the date of exercise. Notwithstanding any changes in the Purchase Price or the Number of Shares, this Warrant, and any Warrants issued in replacement or upon transfer thereof, may continue to state the initial Purchase Price and the Number of Shares. Alternatively, the Company may elect to issue a new Warrant or Warrants of like tenor for the additional shares of Common Stock purchasable hereunder or, upon surrender of the existing Warrant, to issue a replacement Warrant evidencing all the Warrants to which the Holder is entitled after such adjustments.

         4.14 Exercise Before Payment Date. In the event that this Warrant is exercised after the record date for any event requiring an adjustment, but prior to the actual event, the Company may elect to defer payment of the adjusted amount to the Holder until the actual event occurs; provided, however, that the Company shall deliver a due bill or other appropriate instrument to the Holder transferable to the same extent as the other Securities issuable on exercise evidencing the Holder's right to receive such additional amount upon the occurrence of the event requiring such adjustment.

         4.15 Current Market Price. "Current Market Price" means the average of the last reported sale prices per share for the ten consecutive Trading Days (as defined below) preceding the date of such computation. The last reported sale price for each day shall be (i) the last sale price, or the closing bid price if no sale occurred, of the Common Stock on the principal securities exchange on which the Common Stock is listed, (ii) if not listed as described in clause (i), the last reported sale price of the Common Stock on the Automated Quotation System of the National Association of Securities Dealers, Inc. (the "NASDAQ System"), or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (iii) if not quoted as described in clauses (i) or (ii), the mean of the high and low bid quotations for the Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted bid quotations for the Common Stock on at least five of the ten preceding days. If the Common Stock is quoted on a national securities or central market system, in lieu of a market or quotation system described above, the last reported sale price shall be determined in the manner set forth in clause (iii) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause (i) of the preceding sentence if actual transactions are reported. If none of the conditions set forth above is met, the last reported sale price of the Common Stock on any day or the average of such last reported sales prices for any period shall be the fair market value of such class of stock as determined by a member firm of the New York Stock Exchange, Inc. selected by the Company. As used herein the term "Trading Days" means (x) if the Common Stock is quoted on the NASDAQ System or any similar system of automated dissemination of quotations of securities prices, days on which trades may be made on such system, or (y) if not quoted as described in clause (x), days on which quotations are reported by the National Quotation Bureau Incorporated, or (z) if the Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business.

5.       Covenants. The Company agrees that:

         5.1 Reservation of Stock. During the period in which this Warrant may be exercised, the Company will reserve sufficient authorized but unissued securities to enable it to satisfy its obligations on exercise of this Warrant and shall use its reasonable best efforts to cause all shares of Common Stock issued upon the exercise of this Warrant to be listed on any exchanges on which the Common Stock is then listed. If at any time the Company's authorized securities shall not be sufficient to allow the exercise of this Warrant, the Company shall take such corporate action as may be necessary to increase its authorized but unissued securities to be sufficient for such purpose;

         5.2 No Liens, etc. All securities that may be issued upon exercise of this Warrant will, upon issuance, be validly issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and shall be listed on any exchanges on which that class of securities is listed;

         5.3 Furnish Information. During the term of this Warrant, the Company will promptly deliver to the Holder copies of all financial statements, reports and proxy statements which the Company shall have sent to its stockholders generally;

         5.4 Stock and Warrant Transfer Books. Except upon dissolution, liquidation or winding up or for ordinary holidays and weekends, the Company will not at any time close its stock or warrant transfer books so as to result in preventing or delaying the exercise or transfer of this Warrant; and

         5.5 Merger; Consolidation or Sale of Assets of the Company. Except in the case of a merger or consolidation where the consideration is payable entirely in cash or obligations, the Company will not merge or consolidate with or into any Person, or sell or otherwise transfer its property, assets and business substantially as an entirety to a successor Person, unless the Person resulting from such merger or consolidation (if not the Company), or such successor Person, shall expressly assume, by supplemental agreement reasonably satisfactory in form to the then Majority Holders (as defined below) and executed and delivered to the Holder, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company. "Majority Holders", as of any date, shall mean holders of this Warrant (or replacement warrants issued pursuant hereto) and of the substantially similar warrants issued pursuant to the Note Purchase Agreement (or replacement warrants issued pursuant thereto) who together have rights to exercise such warrants for a majority of the shares of the common stock of the Company issuable upon exercise of such warrants.

6.       Status of Holder.

         6.1 Not a Stockholder. Unless the Holder exercises this Warrant in writing, the Holder shall not be entitled to any rights (a) as a stockholder of the Company with respect to the shares as to which the Warrant is exercisable including, without limitation, the right to vote or receive dividends or other distributions, or (b) to receive any notice of any proceedings of the Company except as otherwise provided in this Warrant.

         6.2 Limitation of Liability. Unless the Holder exercises this Warrant in writing, the Holder's rights and privileges hereunder shall not give rise to any liability for the Purchase Price or as a stockholder of the Company, whether to the Company or its creditors.

7. Registration Rights. The shares purchasable upon exercisable of this Warrant shall be Registerable Securities as defined in that certain Warrant Registration Rights Agreement between the Company and the initial Holders signatories thereto dated as of even date herewith (the "Registration Rights Agreement").

8.       General Provisions.

         8.1 Complete Agreement; Modifications. This Warrant and any documents referred to herein or executed contemporaneously herewith constitute the parties' entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. The Warrant may not be amended, altered or modified except by a writing signed by the parties.

         8.2 Cooperation. Each party hereto agrees to execute any and all further documents and writings and to perform such other reasonable actions which may be or become necessary or expedient to effectuate and carry out this Warrant.

         8.3 Notices. All notices under this Warrant shall be in writing and shall be delivered by personal service or telecopy or certified mail return receipt requested (if such service is not available, then by first class mail), postage prepaid, to such address as may be designated from time to time by the relevant party, and which shall initially be:

                  (a)      If to the Company:

                           With a copy to:


                  (b)      If to ___________________:


                           With a copy to:


Any notice sent by certified mail shall be deemed to have been given three (3) days after the date on which it is mailed. All other notices shall be deemed given when received. No objection may be made to the manner of delivery of any notice actually received in writing by an authorized agent of a party.

         8.4 No Third-Party Benefits; Successors and Assigns. None of the provisions of this Warrant shall be for the benefit of, or enforceable by, any third-party beneficiary. Except as provided herein to the contrary, this Warrant shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.

         8.5 Governing Law. This Warrant concerns a __________ ___________, and all questions with respect to the Warrant and the rights and liabilities of the parties will be governed by the laws of _____________ regardless of the choice of law provisions of _____________ or any other jurisdiction.

         8.6 Waivers Strictly Construed. With regard to any power, remedy or right provided herein or otherwise available to any party hereunder (a) no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party; and (b) no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

         8.7 Severability. The validity, legality or enforceability of the remainder of this Warrant shall not be affected even if one or more of its provisions shall be held to be invalid, illegal or unenforceable in any respect.

         8.8 Attorneys' Fees. Should any litigation or arbitration be commenced (including any proceedings in a bankruptcy court) between the parties hereto or their representatives concerning any provisions of this Warrant or the rights and duties of any person or entity hereunder the party or parties prevailing in such proceeding shall be entitled, in addition to such other relief as may be granted, to the attorneys' fees and court costs incurred by reason of such litigation.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed effective as of ___________ __, ______.

                                         [PURCHASER OF DIAMETRICS MEDICAL, INC.]

                                         By:_______________________________
                                            Name: _________________________



                                            Title:__________________________

ASSIGNMENT FORM

FOR VALUE RECEIVED, ________________________________ hereby sells, assigns and transfers to the transferee named below the rights to purchase ______________ of the Number of Shares under this Warrant, together with all rights, title and interest therein. The rights to purchase the remaining Number of Shares shall remain the property of the undersigned.

    Dated:  _____________________
                                    [NAME OF HOLDER]

                                    By:____________________________
                                              (Signature)
                                    Name:__________________________
                                              (Please Print)

                                    Address:_________________________

                                    ___________________________________________
                                    Employer Identification Number, Social
                                    Security Number or other identifying number:


                                 TRANSFEREE:
                                 Name:____________________________
                                             (Please Print)
                                 Address:____________________________

                                 __________________________________
                                 Employer Identification Number, Social
                                 Security Number or other identifying number:

                                  EXERCISE FORM
                     To Be Executed Upon Exercise of Warrant


         The undersigned hereby exercises the Warrant with regard to ___________ shares of Common Stock and herewith makes payment of the purchase price in full. The undersigned requests that certificate(s) for such shares and the Warrant for any unexercised portion of this Warrant be issued to the Holder.


      Dated:  __________________

                                    [NAME OF HOLDER]

                                    By:____________________________
                                              (Signature)
                                    Name:__________________________
                                              (Please Print)

                                    Address:_________________________

                                    ___________________________________________
                                    Employer Identification Number, Social
                                    Security Number or other identifying number:

                                    EXHIBIT 4

              FORM OF NOTICE OF ELECTION TO CONVERT
              To Be Executed Upon Exercise Of CONVERSION
              OF NOTE TO SHARES OF DIAMETRICS MEDICAL, INC.

         The undersigned hereby exercises its rights as Holder of the accompanying Convertible Senior Secured Fixed Rate Note issued pursuant to the Note Purchase Agreement referred to therein. The undersigned instructs that obligations with respect to principal in the amount of $___________ (must be an integral multiple of $1,000) hereby be converted into shares of Common Stock of Diametrics Medical, Inc. pursuant to Article V of that Note Purchase Agreement. The undersigned requests that certificate(s) for such shares and a replacement Note for any unconverted portion of the principal amount of this Note be issued to the Holder.

         The original Note must accompany presentation of this form.

         Dated:_______________________________

                                    [NAME OF HOLDER]

                                    By:____________________________

                                    Name:
                                    _______________________________
                                    (Please Print)

                                    Address:_________________________

                                    _________________________________

                                    _________________________________


                              Employer Identification Number, Social
                              Security Number or other identifying
                              number:

                              _______________________________________